UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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SL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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SL INDUSTRIES, INC.
520 Fellowship Road
Suite A-114
Mount  Laurel, New Jersey 08054
_______________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 9, 2013
_________________

To The Holders of Our Common Stock:

We invite you to attend our annual shareholders’ meeting on May 9, 2013 at the offices of Olshan Frome Wolosky LLP, 65 East 55th Street, New York, New York 10022 at 1:00 P.M., Eastern Time.  At the meeting, you will hear an update on our operations, have a chance to meet some of our directors and executives, and vote on the following matters:

1.	To elect five (5) directors until the next annual meeting in 2014 or until their successors have been elected and qualified;

2.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

3.
To vote on a non-binding advisory resolution to determine the frequency (whether every 1 year, every 2 years, or every 3 years) with which shareholders of the Company shall be entitled to have an advisory vote on the compensation of the Company’s named executive officers;

4.
To vote on changing the Company’s state of incorporation from New Jersey to Delaware though a migratory merger with a wholly owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger between the Company and the wholly owned subsidiary;

5.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2013; and

6.	Any other matters that properly come before the meeting.

This booklet includes a formal notice of the meeting and the proxy statement.  The proxy statement tells you more about the agenda and procedures for the meeting.  It also describes how our Board of Directors operates and gives personal information about our director nominees.

Only record holders of SL Industries, Inc. common stock, $0.20 par value per share (the “Common Stock”), at the close of business on March 28, 2013 will be entitled to vote on the foregoing matters at the annual meeting.  Even if you only own a few shares of Common Stock, we want your shares to be represented at the annual meeting.  Your vote is important regardless of the number of shares you own.  I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.  You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on May 8, 2013.

We have also provided you with the exact place and time of the meeting if you wish to attend in person.

The notice and Proxy Statement are first being mailed to our stockholders on or about April 3, 2013.

Sincerely yours,

/s/ Louis J. Belardi

LOUIS J. BELARDI
Secretary

Mount Laurel, New Jersey
April 3, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 9, 2013

This Notice of Annual Meeting and Proxy Statement along with the SL Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 2012, (without exhibits) are available on the Internet at: www.proxyvote.com.

SL INDUSTRIES, INC.
520 Fellowship Road
Suite A-114
Mount  Laurel, New Jersey 08054
(856) 727-1500

PROXY STATEMENT

Introduction

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of SL Industries, Inc., a New Jersey corporation (the “Company”) of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held on May 9, 2013, and any adjournment or postponement thereof (the “Meeting”).  This proxy statement, the accompanying form of proxy, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Annual Report”) (without exhibits), is being mailed to shareholders on or about April 3, 2013. The shares represented by the proxies received pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Shareholders

The Meeting will be held at the offices of Olshan Frome Wolosky LLP, 65 East 55th Street, New York, New York 10022 on May 9, 2013, at 1:00 P.M., Eastern Time.

Record Date and Voting

The Board has fixed the close of business on March 28, 2013, as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Meeting.  Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Meeting.  You may vote in person at the Meeting or by proxy.  You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on May 8, 2013.  If you vote via the Internet, you will need to follow the instructions on your proxy card and the website. If you vote by telephone, you will need to follow the instructions on your proxy card and the recorded telephone instructions. You may incur telephone and Internet access charges when you vote by telephone or via the Internet.  On the Record Date, there were approximately 4,139,051 shares of the Company’s common stock, $0.20 par value per share (the “Common Stock”), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon.

Purposes of the Meeting

The purposes of the Meeting are to vote upon: (i) the election of five (5) directors to serve until the next annual meeting in 2014, or until their successors have been duly elected and qualified (Proposal 1), (ii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers, the proxy card gives you the ability to approve, or disapprove, or abstain from voting (Proposal 2), (iii) a non-binding resolution to determine the frequency with which shareholders of the Company shall be entitled to have an advisory vote on the compensation of the Company’s named executive officers, the proxy card gives you the ability to select every 1 year, every 2 years, every 3 years, or abstain from voting (Proposal 3), (iv) changing the Company’s state of incorporation from New Jersey to Delaware though a migratory merger with a wholly owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger between the Company and the wholly owned subsidiary (the “Migratory Merger”) (Proposal 4), (v) the ratification of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2013 (Proposal 5) and (vi) such other business as may properly come before the Meeting.

Quorum and Required Vote

Under the By-Laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Meeting.  The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the purpose of acting on the matters referred to in the Notice of Annual Meeting of Shareholders accompanying this proxy statement and any other proposals that may properly come before the Meeting.  Broker non-votes and abstentions will be counted only for the purpose of determining whether a quorum is present at the Meeting.  Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on particular proposals.

The director nominees receiving a plurality of the votes cast during the Meeting will be elected to fill the seats of the Board (Proposal 1).  The non-binding advisory resolution approving the compensation of the Company’s named executive officers (Proposals 2), requires the affirmative vote of a majority of the votes cast for approval.  To approve the non-binding resolution to determine the frequency with which shareholders of the Company will be entitled to have an advisory vote on the compensation of the Company’s named executive officers (Proposal 3), the option that receives the most votes (a plurality) will be the option deemed chosen by the Company’s shareholders.  To approve the Migratory Merger, the affirmative vote of the holders of 75% or more of the outstanding Common Stock is required for approval (Proposal 4).  To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2013 (Proposal 5), the affirmative vote of a majority of the votes cast is required for approval.

Please note that the rules that determine how your broker can vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  You must provide your broker with voting instructions so that your vote will be counted.

Brokers that do not receive instructions from the beneficial owners of shares of Common Stock being voted are not entitled to vote on any proposal at the Meeting other than to ratify the appointment of Grant Thornton LLP as the Company’s independent accountants (Proposal 5).  Broker non-votes will have no effect on the outcome of the election of directors (Proposal 1), approval of the non-binding advisory resolution to approve the compensation of the Company’s named executive officers (Proposal 2), or the approval of a non-binding resolution to determine the frequency with which shareholders of the Company will be entitled to have an advisory vote on the compensation of the Company’s named executive officers (Proposal 3).  Abstentions and broker non-votes will not be considered a vote cast, but will be considered a vote against the Migratory Merger (Proposal 4).

Proxies

The Board requests your proxy.  Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote “FOR” all, some or none of the director nominees.  You may also vote “FOR” or against the other proposal or abstain from voting.

A form of proxy is enclosed that designates persons named therein as proxies to vote shares at the Meeting.  Each proxy in that form that is properly signed and received prior to the Meeting will be voted as specified in the proxy or, if not specified, they will be voted in accordance with the Board’s recommendations.

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Meeting.  As of the date of this proxy statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Meeting which are not referred to in the accompanying Notice of Annual Meeting of Shareholders.

A shareholder who has given a proxy may revoke it by voting in person at the Meeting, by giving written notice of revocation to the Secretary of the Company or by giving a later dated proxy at any time before voting.

Only holders of Common Stock, their proxy holders, and the Company’s invited guests may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you could bring an account statement showing that you beneficially owned shares of the Common Stock as of March 28, 2013 as acceptable proof of ownership.

Costs of Solicitation

The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock.  In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation, and may be made in person or by telephone or email.  No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.  The Company has retained Mackenzie Partners, Inc. to assist the Company in the solicitation of proxies for a fee of $9,000 plus expenses.

Certain Financial Information

Please take note that the Company’s 2012 Annual Report is available on the Internet along with the Notice of Annual Meeting and this proxy statement at: www.proxyvote.com.

Any shareholder of the Company may obtain without charge copies of the 2012 Annual Report and this proxy statement, including the Company’s certified financial statements and any exhibits, as filed with the SEC, by writing to the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company has one class of directors, each serving a one-year term.  Directors elected at the Meeting will serve until the 2013 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has nominated each of the directors for re-election.

Information with Respect to Nominees and Directors

Set forth below are the names and ages of the nominees for directors and their principal occupations at present and for the past five years.  There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected.  No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Board has adopted independence standards for directors that conform to the standards required by the NYSE MKT (formerly, the American Stock Exchange) for listed companies.  Based on the Company’s director independence standards, the Board has affirmatively determined that Messrs. Schwarz, Gray and Risher are independent.

Name	Age	Current Offices with the Company	Director Since
Avrum Gray(1)(2)(3)	77	Director	2002
Glen M. Kassan(4)	69	Chairman, Director	2002
Warren G. Lichtenstein	47	Director	2010 2002-2008 1993-1997
James A. Risher(1)(2)	70	Director	2003
Mark E. Schwarz(1)(2)(3)(4)	52	Director	2002

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating and Corporate Governance Committee.

(4)	Member of Executive Committee.

The Company believes that the collective skills, experiences and qualifications of its directors provides the Board with the expertise and experience necessary to advance the interests of the Company’s shareholders.  While the Board has not established any specific, minimum standards that must be met by each director, it uses a variety of criteria to evaluate directors’ qualifications.  In addition to the individual attributes of each director described below, the Company believes directors must exhibit the highest standards of professional and personal ethics and values.  Directors should also possess a broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value, have no current or potential conflict of interest, devote sufficient time to carry out his/her duties and have the ability to provide insight and practical wisdom based on past experience.

Business Background

The following is a summary of the business experience of each of the persons named above and the primary aspects of their experience, qualifications, attributes or skills that led to the conclusion that each individual is qualified to serve on the Board:

Avrum Gray, age 77, was elected as a director on May 23, 2002. Mr. Gray is the Chairman of G-Bar Limited Partnership, one of the nation’s largest independent options trading firms and a leading specialist in computer-based arbitrage activities in the derivative markets, and has held this position since 1982. From 2000 until December 2009, Mr. Gray was a director of Nashua Corporation, a specialty paper, label and printing supplies manufacturer. From 1999 until December 2009, Mr. Gray was a director of the LGL Group, Inc. (formerly the Lynch Corporation), a holding company with subsidiaries engaged in manufacturing and distributing frequency control devices and other equipment. From 2003 to 2009, Mr. Gray was a director of Material Sciences Corporation, a materials solution provider. Mr. Gray is the former Chairman of the Board of Lynch Systems, Inc., a glass press supplier to the television and computer industry, and a former CEO of Alloy Consolidated Industries, a privately held manufacturer of components and devices for the automotive aftermarket. Additionally, Mr. Gray has been Chairman of the Board of Spertus College, as well as a board member of the Illinois Institute of Technology, the Stuart School and a number of philanthropic organizations, including the Jewish Federation of Chicago. As a result of these and other professional experiences, the Company has concluded Mr. Gray is qualified to serve as a director based on his positions of leadership in other public and private companies.

Glen M. Kassan, age 69, was elected as Chairman of the Board on May 14, 2008 and was Vice Chairman of the Board from August 2005 until May 2008. Mr. Kassan has served as a director on the Board since January 2002 and previously served as President of the Company from February 2002 until August 2005, as interim Chief Executive Officer (“CEO”) from June 14, 2010 to June 29, 2010, and as interim Chief Financial Officer (“CFO”) from June 14, 2010 to August 30, 2010.  He is a Managing Director and operating partner of Steel Partners LLC (“Steel Partners”), a subsidiary of Steel Partners Holdings L.P. (“SPH”), a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services.  He has been associated with Steel Partners and its affiliates since August 1999.  Mr. Kassan served as the Vice President, CFO and Secretary of the predecessor entity of SPH from June 2000 to April 2007.  He has served as a director of Handy & Harman Ltd. (“HNH”), a diversified manufacturer of engineered niche industrial products, since July 2005 and as the Vice Chairman of the Board and CEO of HNH from October 2005 to December 2012.  He was a director of United Industrial Corporation (“UIC”), a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc., from October 2002 to November 2007.  As a result of these and other professional experiences, including his years of experience and record of success in leadership positions in manufacturing, industrial and other public companies having attributes similar to our Company as well as the expertise he possesses in capital markets and corporate finance, we believe Mr. Kassan is qualified to serve as Chairman of the Board.

Warren G. Lichtenstein, age 47, was elected as a director on March 30, 2010 to fill the vacancy created by the resignation of James R. Henderson.  From February 2002 until August 2005, Mr. Lichtenstein served as CEO of the Company.  He had previously served as a director (formerly Chairman of the Board) of the Company from January 2002 to May 2008 and from 1993 to 1997.  Mr. Lichtenstein served as the Chairman of the Board and CEO of the general partner of SPH from July 2009 to February 2013 and has been the Executive Chairman of SPH since February 2013.  He is also the Chairman of the Board and CEO of Steel Partners and has been associated with Steel Partners and its affiliates since 1990.  He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China.  He also co-founded Steel Partners II, L.P., a private investment partnership that is now a wholly-owned subsidiary of SPH, in 1993.  Mr. Lichtenstein has served as a director of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008.  He has served as a director (currently Chairman of the Board) of Steel Excel Inc., a company whose business consists primarily of capital redeployment and identification of new, profitable operations in the oilfield services, sports, training, education, entertainment and lifestyle businesses, since October 2010.  He has also served as Chairman of the Board of HNH since July 2005. He served as a director of the predecessor entity of SPH from 1996 to June 2005, as Chairman and CEO from December 1997 to June 2005 and as President from December 1997 to December 2003.  He served as the Chairman of the Board, President and CEO of SP Acquisition Holdings, Inc., a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009.  Mr. Lichtenstein served as a director (formerly Chairman of the Board) of UIC from May 2001 to November 2007. He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008. He served as a director of Layne Christensen Company, a provider of products and services for the water, mineral and energy markets, from January 2004 to October 2006.  As a result of these and other professional experiences, we believe Mr. Lichtenstein is qualified to serve as a member of the Board due to his expertise in corporate finance, his experience in managing private investment funds and his related service as a director of, and advisor to, a diverse group of public companies, including other companies having attributes similar to the Company.

James A. Risher, age 70, was elected as a director on May 29, 2003. Mr. Risher has been the Managing Partner of Lumina Group, LLC, a private company engaged in the business of consulting and investing in small and mid-size companies, since 1998. Mr. Risher has served as a director of DGT Holdings Corp. (formerly Del Global Technologies Corp.) (“DGT”) since April 2005. He was also the President and CEO of DGT from August 2006 through August 2009. From February 2001 to May 2002, Mr. Risher served as Chairman of the Board and CEO of BlueStar Battery Systems International, Inc. (“BlueStar”), a Canadian public company that is an e-commerce distributor of electrical and electronic products to selected automotive aftermarket segments and targeted industrial markets.  BlueStar filed CCAA (a petition for reorganization under Canadian bankruptcy laws) in August 2001, and a plan of reorganization was approved in November 2001. From 1986 to 1998, Mr. Risher served as a director, CEO and President of Exide Electronics Group, Inc. (“Exide”), a global leader in the uninterruptible power supply industry. He also served as Chairman of the Board of Exide from December 1997 to July 1998. Mr. Risher was also a director of Wilhelmina International, Inc. (“Wilhelmina”) (formerly New Century Equity Holdings Corp.) from October 2004 until January 2010.  As a result of these and other professional experiences, including numerous leadership positions in other public and private companies, as well as his knowledge of the Company and the industries in which it operates, the Company has concluded that Mr. Risher is qualified to serve as a director.

Mark E. Schwarz, age 52, was elected as a director on January 24, 2002.  He is the Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P. (“NCM”), and Chairman of the Board, CEO and Portfolio Manager of NCM, which is the general partner of Newcastle Partners, L.P., a private investment firm he founded in 1993. Mr. Schwarz presently serves as Executive Chairman of the Board of Directors of Hallmark Financial Services, Inc. (“Hallmark”), a specialty property and casualty insurer. He was elected Executive Chairman of Hallmark in August 2006. He served as CEO of Hallmark from January 2003 until August 2006, and as President from November 2003 through March 2006.   Mr. Schwarz has, since February 2004, served as the Chairman of the Board of Directors of Pizza Inn, Inc., an operator and franchisor of pizza restaurants and has served on its Board of Directors since December 2002. Mr. Schwarz has, since September 2004, served as Chairman of the Board of Directors of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services and has served on its board of directors since 2000. Mr. Schwarz was appointed the CEO of Wilhelmina, a talent representation company, in April 2009 and has served as its Chairman of the Board since June 2004. Mr. Schwarz previously served as Interim Chief Executive Officer of Wilhelmina beginning in October 2007. Mr. Schwarz served as a director of MedQuist, Inc., a provider of clinical documentation workflow solutions in support of electronic health records, from December 2007 to August 2009, and Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies, from 2001 to September 2009. Mr. Schwarz has also served as a director of Vesta Insurance Group, Inc., a holding company for a group of insurance companies, and within the past five years, served as a director of WebFinancial Group, Inc., a holding company with subsidiaries operating in niche banking markets.  With nearly 20 years experience as an investment manager and a business executive, Mr. Schwarz brings significant leadership, financial expertise, operational skills and public company board of directors and executive experience to the Board.  Through investments made by NCM and its affiliates, Mr. Schwarz has broad and substantial experience analyzing and advising public companies, including with respect to issues such as corporate governance, capital raising, capital allocation and general operational and business strategy, and has been closely involved in the operations of companies across a range of industries in both director and executive capacities.  As a result of these and other professional experiences, including his extensive business and investment expertise and broad director experience, the Company has concluded that Mr. Schwarz is qualified to serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Executive Officers who are not Directors

William T. Fejes, Jr., age 57, has served as CEO and President of the Company since June 29, 2010. From 2007 until April 2010, Mr. Fejes was the Chief Operating Officer of Seakeeper, Inc., a company that designs, manufactures and markets motion stabilization equipment for boats under 50 meters in length. Prior to joining Seakeeper, Inc., Mr. Fejes was the President and CEO of TB Wood’s Corporation (“TB Wood’s”), a public company that designs, manufactures and markets industrial power transmission components, with plants in the United States, Mexico and Italy, from 2004 to 2007, and was a director of TB Wood’s from 2004 to 2005.  Mr. Fejes also held various executive and management roles at Danaher Corporation, a public company that designs, manufactures and markets industrial and consumer products, for 18 years.  Since March 2009, Mr. Fejes has served as a director of Broadwind Energy, a public company for which he also serves as the Chairman of the Governance / Nominating Committee and as a member of the Audit Committee.  From 2008 to 2010, Mr. Fejes was a Director of Automation Solutions, Inc., a privately held distributor of factory automation equipment.

Louis J. Belardi, age 61, has served as CFO of the Company since August 30, 2010, and as the Company’s Secretary and Treasurer since July 2010.  Mr. Belardi previously served as the Corporate Controller of the Company from 2004 until August 29, 2010, during which time he was responsible for management of the Company's corporate accounting, SEC reporting functions and Sarbanes Oxley compliance.   Prior to joining the Company, Mr. Belardi was a partner in his own management consulting firm that specialized in providing financial consulting to public corporations.   Before entering consulting, he was promoted through several financial roles to the position of Vice President Finance and Administration at Aydin Corporation, now part of L-3 Communications.   Mr. Belardi started his career at Price Waterhouse and has an MBA in finance.

Director Compensation

Director compensation is more fully described below in the “Director Compensation Table” located in the “Executive Compensation” portion of this proxy statement.

Board Committees and Meetings

The Board met on 10 occasions and acted by written consent on 3 occasions during the year ended December 31, 2012.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he served.  There are four committees of the Board: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Shareholders. Two directors attended the 2012 Annual Meeting of Shareholders.

The Board has approximately four regularly scheduled meetings per year. In addition, special meetings of the Board are called from time to time as determined by the needs of the Company's business.  The Audit Committee holds meetings on at least a quarterly basis, the Compensation Committee and the Nominating and Corporate Governance Committee meet no less frequently than once a year, and the Independent Directors meet as often as necessary to fulfill their responsibilities, including meeting at least annually in executive session without the presence of non-independent directors and management.

Executive Committee

The Executive Committee has and may exercise all the authority of the Board, except that the Executive Committee cannot make, alter or repeal any By-Law of the Company, elect or appoint any director or remove any officer or director, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution previously adopted by the Board, which by its terms is amendable or repealable only by the Board.  The members of the Executive Committee during 2012 were Glen M. Kassan and Mark E. Schwarz.  The Executive Committee did not meet during the fiscal year ended December 31, 2012.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The adequacy of the charter has been reviewed and assessed by the Audit Committee on an annual basis.  The members of the Audit Committee during 2012 were Avrum Gray, James A. Risher, and Mark E. Schwarz, each of whom is independent under the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE MKT.  In addition, the Board has determined that Avrum Gray, the Chairman of the Audit Committee and a non-management director, is an audit committee financial expert serving on the Audit Committee.  The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company’s financial reporting activities.  The Audit Committee annually selects independent public accountants to serve as auditors of the Company’s books, records and accounts. The Audit Committee reviews the scope of the audits performed by such auditors, the audit reports prepared by them and discusses with the auditors those matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee also reviews and monitors the Company’s internal accounting procedures and discusses the Company’s Audited Financial Statements with management.  A report from the Audit Committee is also included in this proxy statement.  A “Report of the Audit Committee” is included in this proxy statement.  The Audit Committee met on 8 occasions and acted by written consent on 1 occasion during the fiscal year ended December 31, 2012.

Compensation Committee

The Compensation Committee reviews compensation arrangements and personnel matters.  The Compensation Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The members of the Compensation Committee during 2012 were James A. Risher, Mark E. Schwarz and Avrum Gray.  Each member of the Compensation Committee meets the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE MKT.  The Compensation Committee met on 7 occasions during the fiscal year ended December 31, 2012.

At the direction of the Compensation Committee Mr. Fejes retained the Hay Group in 2011 to provide market compensation data and analysis for the directors and executive management of the Company and each of its subsidiaries.  In preparing its report to the Compensation Committee, the Hay Group used market data from its Industrial Executive Compensation Report.  The Industrial Executive Compensation Report is an annual survey of executive pay practices in the U.S Market and uses data from over 300 companies to provide information on a broad cross-section of industrial companies in the United States.  The Hay Group was again retained in 2013 to analyze the market competitiveness of seven executive jobs at the Company and its subsidiaries, including the Chief Executive Officer position. In performing this analysis, the Hay Group used data from an industrial organization sample in Hay Group’s 2012 executive compensation survey.  The Compensation Committee considers the Hay Group’s reports and analysis in structuring its compensation policy for directors and executive officers.

The Hay Group has not provided any services to the Company other than its work for the Compensation Committee. The Compensation Committee has the authority to retain or terminate any consulting firm used to evaluate director, Chief Executive Officer or other executive compensation, and to determine and approve the terms of engagement the fees and costs for such engagements.

The Compensation Committee has the ultimate authority to determine compensation of the Company’s executive officers, but may form and delegate authority to subcommittees when appropriate. The Compensation Committee reviews director compensation levels and practices, and recommends, from time to time, changes in such compensation levels and practices to the Board (including retainer, committee chairs’ fees, stock options, restricted stock units, and other similar items, as appropriate). The Compensation Committee’s procedures for considering and determining executive and director compensation are detailed in the “Executive Compensation” portion in this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices.  The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company’s website at www.slindustries.com.  The members of the Nominating and Corporate Governance Committee during 2012 were Mark E. Schwarz and Avrum Gray.  Each member of the Nominating and Corporate Governance Committee meets the criteria for being “independent” set forth under Section 803(A) of the listing standards of the NYSE MKT.  The Nominating and Corporate Governance Committee acted by written consent on 1 occasion during the fiscal year ended December 31, 2012.

The Nominating and Corporate Governance Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and identifies potential candidates to serve as directors, to the extent there are vacancies on the Board.  The Nominating and Corporate Governance Committee considers recommendations for director nominees from a wide variety of sources, including members of the Board, business contacts, community leaders, third-party advisory services and members of management. The Nominating and Corporate Governance Committee also considers shareholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws, and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). The Nominating and Corporate Governance Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources.

In considering Board candidates, members of the Nominating and Corporate Governance Committee take into consideration all factors that it deems appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills.  The Nominating and Corporate Governance Committee will also consider the extent of the individual’s experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of shareholders.  In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees are reviewed in the context of the current composition of the Board and the evolving needs of the Company’s businesses.  It is the policy of the Board that at least a majority of its members meet the standards of independence promulgated by the NYSE MKT and the SEC.  Additionally, the Nominating and Corporate Governance Committee will consider the number of boards on which the candidate already serves when assessing whether the candidate has the appropriate time to devote to service on the Board.

Shareholders wishing to bring a nomination for a director candidate prior to a shareholders meeting must give written notice to Louis J. Belardi, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054, either by personal delivery or by United States mail, postage prepaid.  The shareholder’s notice must be received by the Secretary not later than the close of business on the 120th calendar day prior to the anniversary date on which notice of the prior year’s annual meeting was first mailed to shareholders.  If the Company did not hold an annual meeting the prior year, such nominations must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, and in no event any later than the close of business on the 60th calendar day prior to the date of the annual meeting.  Additional information regarding the eligibility of nominations to be included in a Company’s proxy statement is provided herein under the heading “Shareholder Proposals”.  The shareholder’s written notice to the Secretary shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such shareholder, as they appear on the Company’s books. With respect to such beneficial owner, the written notice should also set forth (i) the class and number of shares of the Common Stock that are owned beneficially and of record by such shareholder and such beneficial owner; and (ii) a representation that the shareholder is a holder of record of shares of the Common Stock and intends to appear in person or by proxy at the meeting to propose such business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her résumé and other background information that has been made available to the Committee.  A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the Committee believes are qualified, who may fulfill a specific Board need, and who would otherwise best make a contribution to the Board.  If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Except as set forth above, the Nominating and Corporate Governance Committee does not have a formal policy regarding the handling or consideration of director candidate recommendations received from a shareholder, or a formal process for identifying and evaluating nominees for directors (including nominees recommended by shareholders).

Board Leadership

The Company currently separates the roles of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for setting the Company's strategic direction and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the CEO and presides over meetings of the full Board. The Company believes that this separation of duties allows the CEO and Chairman to most efficiently use their time and to most effectively fulfill their respective responsibilities, which are critical to the future success of the Company. While the Company's By-Laws and Corporate Governance Guidelines do not require that the CEO and Chairman positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time.

Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board has the responsibility to satisfy itself that the risk management processes implemented by management are adequate and functioning as designed. As a critical part of this risk management oversight role, the Board encourages full and open communication between management and the Board. The Company's Chairman meets periodically with the CEO and President and other members of management to discuss strategy and risks facing the Company. Senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and other matters. The Board periodically receives presentations from senior management on strategic matters involving the Company's operations to enable it to understand the Company's risk identification, risk management and risk mitigation strategies.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in areas of financial risk, internal controls, and compliance with legal and regulatory requirements. The Compensation Committee assists the Board in overseeing risk management in the areas of compensation policies and programs.  The Nominating and Corporate Governance Committee assists the Board in overseeing risk management associated with the independence of the Board, Board organization, membership and structure and potential conflicts of interest.

Code of Conduct and Ethics

The Company has adopted a code of conduct and ethics (the “Code”) that applies to all of its directors, officers and employees.  The Code is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by the Company, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code to appropriate persons identified in the Code, and (v) accountability for adherence to the Code.  The Code is available on the Company’s website at www.slindustries.com.  The Code may also be requested in print, without charge, by writing to: Louis J. Belardi, Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  Amendments to the Code and any grant of a waiver from a provision of the Code requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.slindustries.com.

Procedures for Contacting Directors

The Company has adopted a procedure by which shareholders may send communications to one or more directors by writing to such director(s) or to the whole Board, care of the Corporate Secretary, SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC and the NYSE MKT.  Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that during the fiscal year ended December 31, 2012, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements, except for the inadvertent late filing by Mr. Fejes of one Form 4, reporting one transaction and Mr. Belardi’s inadvertent late filing of one Form 4, reporting one transaction.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding ownership of Common Stock, as of March 29, 2013 (except as otherwise noted), by: (i) each person or entity (including such person’s or entity’s address) who is known by the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each of the Company’s directors and nominees for director who beneficially owns shares of Common Stock; (iii) each of the Company’s current Named Executive Officers  (as defined under the Executive Compensation section of this proxy statement) who beneficially owns shares of Common Stock; and (iv) all executive officers and directors as a group.  The information presented in the table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.  Unless otherwise indicated, the address for all of the executive officers, directors and shareholders named below is c/o SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Owned(2)

GAMCO Investors, Inc. et al One Corporate Center Rye, NY 10580-1435	929,978(3)	22.47

SPH Group Holdings LLC 590 Madison Avenue 32nd Floor New York, NY 10022	994,840(4)	24.04

Wellington Management Company, LLP Wellington Trust Company, NA 75 State Street Boston, MA 02109	351,651(5)	8.50

Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	246,069 (6)	5.95

Warren G. Lichtenstein	9,620(7)	*

Glen M. Kassan	11,000(8)	*

Mark E. Schwarz	4,001(9)	*

Avrum Gray	36,578(10)	*

James A. Risher	4,000 (11)	*

William T. Fejes, Jr.	37,000 (12)	*

Louis J. Belardi	16,666(13)	*

All Directors and Executive Officers as a Group	118,865(14)	2.84%

*	Less than one percent (1%).

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Under such rules, shares are deemed to be beneficially owned by a person or entity if such person or entity has or shares the power to vote or dispose of the shares, whether or not such person or entity has any economic interest in such shares.  Except as otherwise indicated, and subject to community property laws where applicable, the persons and entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.  Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such option or warrant, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity.

(2)	Based upon 4,139,051 shares outstanding as of March 29, 2013.

(3)
Based upon a Schedule 13D/A Amendment No. 49 filed on July 9, 2012 (the “Gamco Filing”) with the SEC by Mario J. Gabelli (“Mario Gabelli”) and various entities that he directly or indirectly controls or for which he acts as chief investment officer.  These entities engage in various aspects of the securities business, primarily as investment adviser to various institutional and individual clients, including registered investment companies and pension plans, and as general partner or equivalent of various private investment partnerships or private funds.  Certain of these entities may also make investments for their own accounts. The Gamco Filing was filed by one or more of the following persons: GGCP, Inc.  (“GGCP”), GGCP Holdings LLC (“GGCP Holdings”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”),  Teton Advisors, Inc.  (“Teton Advisors”), Gabelli Securities, Inc (“GSI”), Gabelli & Company, Inc. (“Gabelli & Company”), MJG Associates, Inc (“MJG Associates”), Gabelli Foundation, Inc. (“Foundation”), MJG-IV Limited Partnership (“MJG-IV”) and Mario Gabelli (the “Reporting Persons”).

GGCP makes investments for its own account and is the manager and member of GGCP Holdings which is the controlling shareholder of GBL.  GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business, including those named below.

GAMCO, a wholly-owned subsidiary of GBL, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). GAMCO is an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.

GSI, a majority-owned subsidiary of GBL, is an investment adviser registered under the Advisers Act and serves as a general partner or investment manager to limited partnerships and offshore investment companies and other accounts.  As a part of its business, GSI may purchase or sell securities for its own account.  GSI is a general partner or investment manager of a number of funds or partnerships, including Gabelli Associates Fund, L.P., Gabelli Associates Fund II, L.P., Gabelli Associates Limited II E, ALCE Partners, L.P., Gabelli Capital Structure Arbitrage Fund LP, Gabelli Capital Structure Arbitrage Fund Limited, Gabelli Intermediate Credit Fund, L.P., Gabelli Japanese Value Partners L.P., GAMA Select Energy + L.P., GAMCO Medical Opportunities L.P., GAMCO Long/Short Equity Fund, L.P., Gabelli Multimedia Partners, L.P. and Gabelli International Gold Fund Limited and Gabelli Green Long/Short Fund, L.P.

Gabelli & Company, a wholly-owned subsidiary of GSI, is a broker-dealer registered under the Exchange Act, which as a part of its business regularly purchases and sells securities for its own account.

Gabelli Funds, a wholly owned subsidiary of GBL, is a limited liability company. Gabelli Funds is an investment adviser registered under the Advisers Act which provides advisory services for The Gabelli Equity Trust Inc., The Gabelli Asset Fund, The GAMCO Growth Fund, The Gabelli Convertible and Income Securities Fund Inc., The Gabelli Value Fund Inc., The Gabelli Small Cap Growth Fund, The Gabelli Equity Income Fund, The Gabelli ABC Fund, The GAMCO Global Telecommunications Fund, The Gabelli Gold Fund, Inc., The Gabelli Multimedia Trust Inc., The GAMCO Vertumnus Fund, The Gabelli Capital Asset Fund, The GAMCO International Growth Fund, Inc., The GAMCO Global Growth Fund, The Gabelli Utility Trust, The GAMCO Global Opportunity Fund, The Gabelli Utilities Fund, The Gabelli Dividend Growth Fund, The GAMCO Mathers Fund, The Gabelli Focus Five Fund, The Comstock Capital Value Fund, The Gabelli Dividend and Income Trust, The Gabelli Global Utility & Income Trust, The GAMCO Global Gold, Natural Resources, & Income Trust by Gabelli, The GAMCO Natural Resources Gold & Income Trust by Gabelli, The GDL Fund, Gabelli Enterprise Mergers & Acquisitions Fund, The Gabelli SRI Green Fund, Inc., and The Gabelli Healthcare & Wellness Rx Trust, (collectively, the “Funds”), which are registered investment companies.  Gabelli Funds is also the investment adviser to The GAMCO International SICAV (sub-funds GAMCO Strategic Value and GAMCO Merger Arbitrage), a UCITS III vehicle.

Teton Advisors, an investment adviser registered under the Advisers Act, provides discretionary advisory services to The GAMCO Westwood Mighty Mites Fund, The GAMCO Westwood Income Fund and The GAMCO Westwood SmallCap Equity Fund.  MJG Associates provides advisory services to private investment partnerships and offshore funds.  Mario Gabelli is the sole shareholder, director and employee of MJG Associates.  MJG Associates is the Investment Manager of Gabelli International Limited and Gabelli Fund, LDC.  Mario Gabelli is the general partner of Gabelli Performance Partnership, LP.  The Foundation is a private foundation.  Mario Gabelli is the Chairman, a Trustee and the Investment Manager of the Foundation. Elisa M. Wilson is the President of the Foundation.  Mario Gabelli is the controlling stockholder, CEO and a director of GGCP and Chairman and CEO of GBL. Mario Gabelli is also a member of GGCP Holdings. Mario Gabelli is the controlling shareholder of Teton.  MJG-IV is a family partnership in which Mario Gabelli is the general partner.  Mario Gabelli has less than a 100% interest in MJG-IV.  MJG-IV makes investments for its own account.  Mario Gabelli disclaims ownership of the securities held by MJG-IV beyond his pecuniary interest.

The aggregate number of securities to which Gamco Filing relates includes the following shares deemed to be owned beneficially by the following: 95,032 shares held by Gabelli Funds, 575,180 shares held by GAMCO, 258,566 shares held by Teton Advisors and 1,200 shares held by the Foundation.  The foregoing persons do not admit to constituting a group within the meaning of Section 13(d) of the Exchange Act.  Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of Gabelli Funds, GAMCO, Teton Advisors and Foundation. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of Gabelli Funds, GAMCO and Teton Advisors.

Each of the Reporting Persons and “Covered Persons” listed in the Gamco Filing has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO does not have the authority to vote 8,500 of the reported shares, (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares of the Issuer held by the Funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Issuer and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (iii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special  circumstances such as regulatory considerations, and (iv) the power of Mario Gabelli, GBL, and GGCP is indirect with respect to Securities beneficially owned directly by other Reporting Persons.

GBL, GAMCO and Gabelli & Company are New York corporations and GSI and Teton Advisors are Delaware corporations, each having its principal business office at One Corporate Center, Rye, New York 10580.  GGCP is a Wyoming corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. GGCP Holdings is a Delaware limited liability corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830. Gabelli Funds is a New York limited liability company having its principal business office at One Corporate Center, Rye, New York 10580.  MJG Associates is a Connecticut corporation having its principal business office at 140 Greenwich Avenue, Greenwich, CT 06830.  The Foundation is a Nevada corporation having its principal offices at 165 West Liberty Street, Reno, Nevada 89501.

(4)
Based on a Form 4 filed by SPH Group Holdings LLC on November 23, 2012, filed jointly by Steel Partners Holdings L.P. (“Steel Holdings”), SPH Group LLC (“SPHG”), SPH Group Holdings LLC (“SPHG Holdings”) and Steel Partners Holdings GP Inc. (“Steel Holdings GP”). Shares owned directly by SPHG Holdings, and owned indirectly by SPHG by virtue of it being the sole member of SPHG Holdings, by Steel Holdings by virtue of its ownership of 99% of the membership interests of SPHG, and by Steel Holdings GP by virtue of it being the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Steel Holdings, SPHG and Steel Holdings GP disclaim beneficial ownership of the shares owned by SPHG Holdings except to the extent of their pecuniary interest therein.

The principal business address of each of the Reporting Persons is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(5)
Based upon the separate Schedule 13G/A Amendment No. 3 filings made on February 14, 2013 with the SEC by Wellington Management Company, LLP (“Wellington Management”) and Wellington Trust Company, NA (“Wellington Trust”), these shares are owned by various clients for whom Wellington Management and/or Wellington Trust serve as an investment advisor.  No such client of Wellington Management or Wellington Trust is known to have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such shares in an amount greater than five percent of the outstanding shares, except for Wellington Trust.  Wellington Management and Wellington Trust, in their respective capacities as investment advisers, may be deemed to beneficially own the 351,651 shares, which are held of record by such clients. Wellington Management and Wellington Trust each have shared voting and dispositive power with respect to the 351,651 shares.

(6)
Based upon the Schedule 13G filed on February 11, 2013 with the SEC by Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940.  Dimensional Fund Advisors LP furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional Fund Advisors LP disclaims beneficial ownership of all such securities.

(7)
Includes (i) 6,620 shares beneficially owned, and (ii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Lichtenstein ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Lichtenstein does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Lichtenstein does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(8)
Includes (i) 1,000 shares beneficially owned, and (ii) 10,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Kassan ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Kassan does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Kassan does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(9)
Includes (i) 1,001 share beneficially owned, and (ii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Schwarz ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Schwarz does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Schwarz does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(10)
Includes (i) 13,400 shares held by 1993 GF Limited Partnership, in which the general partner is a corporation owned solely by Mr. Gray; (ii) 5,800 shares held by AVG Limited Partnership, in which Mr. Gray is a general partner; (iii) 14,378 shares  beneficially owned; and (iv) 3,000 shares of restricted stock granted on April 2, 2012.  Mr. Gray disclaims beneficial ownership of shares held by GF Limited Partnership and AVG Limited Partnership.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Gray ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Gray does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Gray does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(11)
Includes (i) 1,000 shares beneficially owned and (ii) 3,000 shares of restricted stock granted on April 2, 2012.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon Mr. Risher ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, Mr. Risher does not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of the shares of restricted stock, but Mr. Risher does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

(12)	Represents outstanding options to purchase 37,000 shares that either are exercisable or will become exercisable within 60 days.

(13)	Represents outstanding options to purchase 16,666 shares that either are exercisable or will become exercisable within 60 days.

(14)
Includes outstanding options held by directors and executive officers to purchase 53,666 shares that either are exercisable or will become exercisable within 60 days and 22,000 shares of restricted stock granted on April 2, 2012. The shares of restricted stock vest on the earlier of one year from the date of grant or upon the recipient ending his continuous service as a director of the Company.  Until such time as the shares of restricted stock are vested, the restricted stock cannot be sold, transferred, pledged, hypothecated or otherwise disposed of, but the holder of the restricted stock does otherwise have all the rights and status as stockholder with respect to the shares of restricted stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for each of the named executive officers (collectively, the “NEOs” or “Named Executive Officers”) for fiscal years 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
William T. Fejes Jr. Chief Executive Officer and President	2012	400,000	109,998	241,595	83,306	834,899
	2011	350,000	96,255	151,916	9,070	607,241
Louis J. Belardi Chief Financial Officer, Treasurer and Secretary	2012	240,000	48,006	60,588	61,817	410,411
	2011	215,000	42,987	94,102	27,135	379,224

(1)
On February 17, 2012, Mr. Fejes and Mr. Belardi were granted Restricted Stock Units (“RSUs”) under the Company’s 2012 Long Term Incentive Plan (“2012 LTIP”). Each RSU represents a contingent right to receive one share of the Company’s common stock. The RSUs, or a portion thereof, vest upon the satisfaction of specified performance targets, to be determined by March 15, 2015, based upon the audited financial statements for 2012 through 2014, subject to the conditions and requirements in the RSU grant letter. The amounts shown represent the aggregate grant date fair value of RSUs granted during 2012 (if target performance conditions are achieved), as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), and do not represent the actual values that will be realized by the NEOs. The total grant date fair value of the awards if the target performance conditions are achieved over the three year period are $109,998, or 6,111 shares, for Mr. Fejes and $48,006, or 2,667 shares, for Mr. Belardi. The total grant date fair value of the awards if the maximum performance conditions are achieved over the three year period are $165,000, or 9,167 shares, for Mr. Fejes and $72,000, or 4,000 shares, for Mr. Belardi. For additional information, see the terms of the 2012 LTIP which are described in greater detail in this proxy statement under the heading “Performance-Based Incentives.”

(2)
Non-Equity Incentive Plan Compensation is composed entirely of incentive bonuses. In 2012, the incentive bonuses were awarded under (i) the Short Term Incentive Plan earned in fiscal 2012 and paid in 2013 (the “2012 STIP”), as applicable, and (ii) the 2010 Long Term Incentive Plan (“2010 LTIP”), which was deemed earned at the conclusion of the last fiscal year covered by the 2010 LTIP (fiscal 2012) and paid in 2013. In 2011, the incentive bonuses were awarded under (i) the Short Term Incentive Plan earned in fiscal 2011 and paid in 2012 (the “2011 STIP”), as applicable, and (ii) the 2009 Long Term Incentive Plan (“2009 LTIP”), which was deemed earned at the conclusion of the last fiscal year covered by the 2009 LTIP (fiscal 2011) and paid in 2012. These amounts represent discretionary performance bonuses earned during fiscal years 2012 and 2011. In 2012, Mr. Fejes and Mr. Belardi did not earn the 2012 STIP portion of their bonus since the minimum financial factor component of the 2012 STIP was not achieved. For additional information, see the terms of the incentive bonus plans which are described in greater detail in this proxy statement under the heading “Performance-Based Incentives.”

(3)
The amounts reported in the All Other Compensation column for fiscal 2012 include: (1) Mr. Fejes’ $7,500 deferred compensation match expense under the Company’s 401(k) plan, and $1,806 premiums paid by the Company for group term life insurance; and (2) Mr. Belardi’s $18,213 car expense reimbursement, $7,500 deferred compensation match expense under the Company’s 401(k) plan, and $2,772 premiums paid by the Company for group term life insurance. In addition, on November 26, 2012, the Board of Directors of the Company approved the payment of cash bonuses to optionholders, including the named executive officers, holding in-the-money, vested options. As a result, Mr. Fejes received $74,000 and Mr. Belardi received $33,332.

Narrative Disclosure to Summary Compensation Table

The compensation paid to Messrs. Fejes and Belardi for 2012 includes salary, stock awards, non-equity incentive compensation and certain other compensation detailed above.  The non-equity incentive compensation column does not include any payments under the 2012 LTIP or the Company’s 2011 Long Term Incentive Plan (“2011 LTIP”) because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.  The non-equity incentive compensation column includes payments of $241,595 to Mr. Fejes and $60,588 to Mr. Belardi under the 2010 LTIP because fiscal 2012 was the last fiscal year covered by 2010 LTIP.  The non-equity incentive compensation column does not include payments to Messrs. Fejes and Belardi under the 2012 STIP since the minimum financial factor component of the 2012 STIP was not achieved.

The compensation paid to Messrs. Fejes and Belardi for 2011 includes salary, stock awards, non-equity incentive compensation and certain other compensation detailed above.  The non-equity incentive compensation column does not include any payments under the 2011 LTIP or the 2010 LTIP because these amounts are not deemed earned until the conclusion of the last fiscal year covered by such plans.  The non-equity incentive compensation column includes payment of $20,039 to Mr. Belardi under the 2009 LTIP because fiscal 2011 was the last fiscal year covered by 2009 LTIP.  The non-equity incentive compensation column also includes payments to Messrs. Fejes and Belardi under the 2011 STIP.

In 2012, salaries and bonuses accounted for approximately 87% of total compensation for the Company’s principal executive officer, Mr. Fejes, while equity based awards (RSUs) accounted for approximately 13% of total compensation for the Company’s principal executive. In 2012, salaries and bonuses accounted for approximately 88% of total compensation for the Company’s principal financial officer, Mr. Belardi, while equity based awards (RSUs) accounted for approximately 12% of total compensation for the Company’s principal financial officer. The terms of employment and other agreements are described in greater detail below.

In 2011, salaries and bonuses accounted for approximately 84% of total compensation for the Company’s principal executive officer, Mr. Fejes, while equity based awards (RSUs) accounted for approximately 16% of total compensation for the Company’s principal executive. In 2011, salaries and bonuses accounted for approximately 89% of total compensation for the Company’s principal financial officer, Mr. Belardi, while equity based awards (RSUs) accounted for approximately 11% of total compensation for the Company’s principal financial officer. The terms of employment and other agreements are described in greater detail below.

Equity Based Awards

In the past, the Compensation Committee has provided long term incentive compensation in the form of stock options, where appropriate, as compensation for the Company’s executive officers, including the NEOs.  At the present time, the Company’s 2008 Plan is the only option plan in effect.  The Company granted options to the NEOs during the year ended December 31, 2010.  No stock options were granted to NEOs during the years ended December 31, 2012 and December 31, 2011.

On February 17, 2012, Mr. Fejes was granted a maximum of 9,167 RSUs, and Mr. Belardi was granted a maximum of 4,000 RSUs under the 2012 LTIP.  Each RSU represents a contingent right to receive one share of the Company’s common stock.  The RSUs, or a portion thereof, vest upon the satisfaction of specified 2012 LTIP performance targets, to be determined by March 15, 2015 based upon the audited financial statements for 2012 through 2014, subject to the conditions and requirements in the RSU grant letter.  The total grant date fair value of the awards if the target performance conditions are achieved over the three year period are $109,998, or 6,111 shares, for Mr. Fejes and $48,006, or 2,667 shares, for Mr. Belardi. The total grant date fair value of the awards if the maximum performance conditions are achieved over the three year period are $165,000, or 9,167 shares, for Mr. Fejes and $72,000, or 4,000 shares, for Mr. Belardi. For additional information, see the terms of the 2012 LTIP which are described in greater detail in this Proxy Statement under the heading “Performance-Based Incentives.”

On June 9, 2011, Mr. Fejes was granted a maximum of 6,277 RSUs, and Mr. Belardi was granted a maximum of 2,804 RSUs under the 2011 LTIP.  Each RSU represents a contingent right to receive one share of the Company’s common stock.  The RSUs, or a portion thereof, vest upon the satisfaction of specified 2011 LTIP performance targets, to be determined by March 15, 2014 based upon the audited financial statements for 2011 through 2013, subject to the conditions and requirements in the RSU grant letter.  The total grant date fair value of the awards if the target performance conditions are achieved over the three year period are $96,255, or 4,185 shares, for Mr. Fejes and $42,987, or 1,869 shares, for Mr. Belardi. The total grant date fair value of the awards if the maximum performance conditions are achieved over the three year period are $144,371, or 6,277 shares, for Mr. Fejes and $64,492, or 2,804 shares, for Mr. Belardi.

Outstanding Equity Awards at Fiscal Year

		Option Awards				Stock Awards
Name	Option Vest Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Stock Award Vesting Date(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)

William T Fejes Jr.	6/29/2011	4,000	-	11.75	6/28/2017	12/31/2013	4,185	75,330
	6/29/2012	33,000	-	11.75	6/28/2017	12/31/2014	6,111	109,998
	6/29/2013	-	33,000	11.75	6/28/2017	-	-	-
Louis J. Belardi	8/30/2011	8,333	-	12.50	8/29/2017	12/31/2013	1,869	33,642
	8/30/2012	8,333	-	12.50	8/29/2017	12/31/2014	2,667	48,006
	8/30/2013	-	8,334	12.50	8/29/2017	-	-	-

(1)This column sets forth the individual vesting dates for each tranche of stock options.

(2)This column sets forth the individual vesting dates for each tranche of stock awards.

(3)Represents performance-based RSUs to be earned as a result of the Company's performance under the 2012 LTP and 2011 LTIP. For additional information, see the terms of the 2012 LTIP and 2011 LTIP which are described in greater detail in this proxy statement under the heading “Performance-Based Incentives.”

(4)The market value of RSUs was determined by multiplying the number of unearned shares by the closing price of the Company’s common stock of $18.00 on December 31, 2012, as reported by NYSE MKT.

Performance-Based Incentives

2012 Bonus Plan

The 2012 Bonus Plan provides incentives to officers and members of management of the Company and its subsidiaries, including certain of the Company's executive officers, in the form of equity grants and cash bonus payments for achieving certain performance goals established for them. The Compensation Committee established two components for the 2012 Bonus Plan. The first component of the 2012 Bonus Plan is a short-term incentive plan (the 2012 STIP) and the second component is a long-term incentive plan (the 2012 LTIP).  The structure of the 2012 Bonus Plan was designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer-term growth goals.

An employee must be employed on the date the Compensation Committee approves bonuses in order to be eligible to receive a payment under the short-term and long-term incentive plans, unless otherwise determined at the absolute discretion of the Compensation Committee. As of December 31, 2012, the participants in the 2012 Bonus Plan who are NEOs were William T. Fejes, Jr., the Company’s President and CEO, and Louis J. Belardi, the Company’s CFO. Under the 2012 Bonus Plan, Mr. Fejes may earn a maximum bonus of 150% of base salary and Mr. Belardi may earn a maximum bonus of 108.75% of base salary. The maximum payout (LTIP + STIP) in any year is limited to 7.5% of the Company’s pre-bonus EBITDA (“PBEBITDA”) from continuing operations (pre-bonus earnings from continuing operations before interest, taxes, depreciation and amortization).

a. 2012 Short-Term Incentive Plan Awards

The 2012 STIP component of the 2012 Bonus Plan consists of two components. The first component is based on the achievement of pre-determined individual objectives and the second component is a financial factor component common to all executives.  The financial factor component is based on achieving target working capital turns (annual sales divided by working capital (defined as the averages of monthly accounts receivable plus net inventory less accounts payable)) (“WCT”) and a target PBEBITDA.  Based on the determination of the objectives under the two components for each of the Company’s divisions and its corporate office, the maximum percentage of base salary that may be earned by the participants ranges from 18.75% to 67.50%.  STIP bonuses that are earned will be paid in 2013.  No STIP bonus will be paid if the WCT or PBEBITDA is below 80% of the WCT or PBEBITDA target or if the pre-determined individual objectives are not met. Under the 2012 STIP, Mr. Fejes and Mr. Belardi  did not received a  bonus payment since the minimum financial factor component of the 2012 STIP was not achieved.

b. 2012 Long-Term Incentive Plan Awards

The Company maintains a long-term incentive plan based on the achievement of certain sales and return on invested capital (“ROIC”) targets by each of the Company’s divisions and the corporate office over the three fiscal years beginning in 2012.  The sales and ROIC targets, also referred to as the Long Term Financial Factor (the “LTFF”), were established by the Board prior to the adoption of the 2012 Plan.  An employee must be employed on the date the Compensation Committee approves bonuses for the last year of the three year period in order to be eligible to receive a payment under a long term incentive plan, unless otherwise determined at the absolute discretion of the Compensation Committee.

The 2012 LTIP component of the 2012 Bonus Plan is based on the achievement of the LTFF targets over the three-year period ending on December 31, 2014.  Based on the determination of these objectives, the maximum percentage of base salary that may be earned by the participants ranges from 18.75% to 82.50%.  Half of 2012 LTIP bonuses earned will be paid in cash at the conclusion of the 2014 fiscal year and the other half of the 2012 LTIP bonuses are paid through the granting of RSUs that vest upon the satisfaction of specified performance targets, to be determined by March 15, 2015 based upon the Company’s audited financial statements for 2012 through 2014, subject to the conditions and requirements in the applicable RSU grant letter.  Grants of the RSUs under the 2012 LTIP are made in 2012.  No bonus will be paid under 2012 LTIP if either the ROIC or sales component of the LTFF is below 80% of the respective targets.

The 2012 LTIP runs concurrently with the 2011 LTIP and the 2010 LTIP. The 2012 LTIP, 2011 LTIP, and the 2010 LTIP cover the three-year periods ending on December 31, 2014, December 31, 2013 and December 31, 2012, respectively. Each long term incentive plan contains different targets.

Payments under each of the 2012 LTIP, 2011 LTIP and 2010 LTIP can only be deemed earned at the conclusion of the last fiscal year covered by such plans. Mr. Fejes received a bonus payment of $241,595 under the 2010 LTIP, which was paid on March 15, 2013.  Mr. Belardi received a bonus payment of $60,588 under the 2010 LTIP, which was paid on March 15, 2013. These payments are reflected in the non-equity incentive compensation column of the summary compensation table.

Perquisites and All Other Compensation

The Company provides the opportunity for its NEOs and other executives to receive certain perquisites and general health and welfare benefits. For the year ended December 31, 2012, the Company provided the following personal benefits and perquisites to its NEOs: health and dental insurance, life and disability insurance, and a match under the Company’s 401(k) plan.  The Company’s CFO also received car expense reimbursement. In addition, on November 26, 2012, the Board of Directors of the Company approved the payment of cash bonuses to optionholders, including the named executive officers, holding in-the-money, vested options. As a result, Mr. Fejes received $74,000 and Mr. Belardi received $33,332.These amounts are included in the All Other Compensation column of the Executive Summary Compensation Table.

Employment and Other Agreements

In connection with Mr. Fejes’ appointment as the Company’s President and CEO, the Company entered into an Employment Agreement with Mr. Fejes, effective June 29, 2010 (the “Fejes Employment Agreement”) which provides for an initial term of one year subject to automatic one year renewals thereafter unless the agreement is terminated in accordance with its terms.  Under the terms of the Fejes Employment Agreement, Mr. Fejes was entitled to receive an initial annual base salary of $350,000 and was eligible for an annual bonus of up to 100% of his base salary, to be composed of a short term incentive portion and a long term incentive portion, at the sole discretion of the Board.  As of December 31, 2012, Mr. Fejes’ compensation included: an annual base salary of $400,000 and eligibility for an annual bonus of up to 150% of his base salary, to be composed of a short term incentive portion and a long term incentive portion, at the sole discretion of the Board.

 Mr. Fejes also received an option to purchase 100,000 shares of the Company’s Common Stock at fair market value with three year vesting pursuant to the Company’s 2008 Plan in 2010.  Mr. Fejes is also eligible to participate in future grants pursuant to the 2008 Plan and other Company performance incentive plans extended to senior executives and the Company’s medical and other employee benefit programs, if any, that are provided by the Company to its employees generally, as provided in the Fejes Employment Agreement.  Upon Mr. Fejes’ termination, under certain circumstances and conditions, he shall receive severance payments including up to one year base salary and unpaid bonus, as well as certain benefits described below under the heading “Potential Payments Upon Termination Or Change in Control.”

Mr. Belardi is not party to a written employment agreement, but in connection with Mr. Belardi's appointment as the Company’s CFO, the Compensation Committee of the Board approved the terms of Mr. Belardi's compensation. As of December 31, 2012, Mr. Belardi’s compensation included: an annual base salary at $240,000 and eligibility for an annual bonus of up to 112.5% of his base salary to be composed of a short term incentive portion and a long term incentive portion at the sole discretion of the Board. In 2010, Mr. Belardi received an option to purchase 25,000 shares of the Company’s common stock granted at fair market value pursuant to the Company’s 2008 Plan.  The options vest over three years pursuant to an option grant letter agreement dated September 2, 2010, setting forth certain terms of the option grant.

The Company also provides the opportunity for Mr. Belardi to be protected under the terms of a change in control agreement, which is described below under the heading “Potential Payments Upon Termination Or Change in Control.”

Potential Payments Upon Termination Or Change in Control

The Company provides the opportunity for Messrs. Fejes and Belardi to be protected under certain termination and/or change in control provisions. The Company provides these protections in order to attract and retain an appropriate caliber of talent for these positions. The Compensation Committee believes that the use of such protections are an essential element of executive compensation and assist the Company in recruiting and retaining talented executives.

Under the terms of the Fejes Employment Agreement, if Mr. Fejes’ employment is terminated, at his or the Company’s election at any time due to his death or disability, due to the expiration or non-renewal of the Fejes Employment Agreement prior to his 65th birthday, or for reasons other than cause or voluntary resignation, Mr. Fejes is entitled to receive the certain accrued obligations (accrued vacation, expenses, etc.) and, provided he executes a general release, severance payments and benefits equal to: (i) one (1) year of his base salary; (ii) reimbursement for the premium associated with one (1) year continuation of health insurance coverage pursuant to COBRA, (iii) immediate vesting of any options that are scheduled to vest within one year of the date of termination of employment; (iv) unpaid bonuses with respect to the fiscal year ending on or preceding the date of termination, if any, provided Mr. Fejes is employed on December 31 of that year and the bonus plan is in full force and effect; and (v) unpaid bonus through the termination or resignation date, if any, or, if the full bonus has not been earned, a pro-rata portion of such bonus, pursuant to the terms of the Bonus Plan.  If Mr. Fejes’ employment was terminated as of December 31, 2012 and he was eligible to receive the severance payments, options and benefits described above, such payments, options and benefits would equal approximately $870,492.  The value of stock options included in this amount has been calculated as the difference between the exercise price of the options and closing price of the Company’s common stock on December 31, 2012, multiplied by the number of options vesting as a result of the above described termination.

           On August 31, 2010, the Company entered into a Change-In-Control Agreement with Mr. Belardi.  Pursuant to the Change-In-Control Agreement, Mr. Belardi will receive a payment equal to one times his annual salary in the event his employment is terminated without cause or if he terminates such employment for good reason within one year of a change in control of the Company or the execution of a definitive agreement contemplating a change in control of the Company, whichever is later. The Change-In-Control Agreement has a term of seven years.  If Mr. Belardi’s employment was terminated as of December 31, 2012 and he was eligible to receive the severance payments and benefits described above, such payments and benefits would equal approximately $240,000.

Director Compensation

The following table summarizes compensation that the Company’s directors earned during 2012 for services as members of the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock awards(2) ($)	All Other Compensation ($)(3)	Total(4) ($)
Glen M. Kassan - Chairman	131,250	195,700	20,000	346,950
Avrum Gray	97,250	58,710	6,000	161,960
Warren G. Lichtenstein	70,000	58,710	6,000	134,710
James A. Risher	93,500	58,710	6,000	158,210
Mark E. Schwarz	88,750	58,710	6,000	153,460

(1)	During fiscal 2012, directors, other than the Chairman of the Board, received the following fees:
•	$120,000 annual retainer fee for the Chairman of the Board.
•	$60,000 annual retainer fee for each director, other than the Chairman of the Board;
•	$1,500 quarterly retainer fee for the chairman of each committee, other than the audit committee;
•	$2,500 quarterly retainer fee for the chairman of the audit committee;
•	$1,250 for each Board meeting attended; and
•	$1,000 for each committee meeting attended.

(2)
On April 2, 2012, the Company granted each Director, except the Chairman, 3,000 shares of restricted stock in accordance with the 2008 Plan and subject to the terms and conditions of the 2008 Plan and a Restricted Shares Agreement between the Company and the recipient. The Chairman was granted 10,000 shares of restricted stock in accordance with the 2008 Plan and subject to the terms and conditions of the 2008 Plan and a Restricted Shares Agreement between the Company and the recipient.  The shares of restricted stock vest on the earlier of one year from the date of grant or upon the recipient ending his continuous service as a director of the Company.  The amounts shown represent the aggregate grant date fair value of the restricted stock awards to Directors in fiscal 2012 computed in accordance with FASB ASC Topic 718.

(3)	On November 26, 2012, the board of directors of the Company declared a one-time special cash dividend of $2.00 per common share. The dividend was payable on December 17, 2012 to shareholders of record at the close of business on December 6, 2012. As a result, each Director, except the Chairman, received $6,000 based on 3,000 shares of restricted stock that were granted during 2012. The Chairman received $20,000 based on 10,000 shares of restricted stock that were granted during 2012.

(4)	No option awards were granted to Directors during fiscal 2012. At December 31, 2012, there were no outstanding stock option awards held by non-employee directors.

Limitation On Liability And Indemnification Matters

The Company’s By-Laws and Articles of Incorporation provide for indemnification of its directors and officers to the fullest extent permitted by New Jersey Law.

Directors' And Officers' Insurance

The Company currently maintains a directors' and officers' liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

Certain Relationships And Related Transactions

Although not in writing, the Board engages in discussions regarding related party transactions reflecting its understanding of policies and procedures, which gives the Board the power to approve or disapprove potential related party transactions of directors and executive officers, their immediate family members and entities where they hold a 5% or greater beneficial ownership interest. The Board is charged with reviewing all relevant facts and circumstances of a related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  Each member of the Audit Committee meets the criteria for being “independent” under Section 803(A) of the listing standards of the NYSE MKT.  During the fiscal year ended December 31, 2012, the Committee met on 8 occasions.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, Grant Thornton LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors’ independence consistent with the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that might impact the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence.

The Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent auditors’ examination of the financial statements for the fiscal year ended December 31, 2012.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2012, with management and the independent auditors.  Management has the responsibility for preparation of the Company’s financial statements and the independent auditors have the responsibility for examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

AUDIT COMMITTEE
Avrum Gray
James A. Risher
Mark E. Schwarz

PROPOSAL 2:
ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to the Exchange Act, which requires public companies to hold advisory (non-binding) votes on executive compensation.  Pursuant to the requirements applicable to the Company under the Dodd-Frank Act and Section 14A of the Exchange Act, the Board of Directors is asking shareholders to cast an advisory vote approving the named executive officer compensation as described in this proxy statement.

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s Named Executive Officers, as described in the Executive Compensation section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement.  The advisory vote on executive compensation is not a vote on the Company’s general compensation policies or compensation of the Company’s Board of Directors.  The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Tables, and the related compensation tables, notes and narrative disclosure set forth in this annual meeting proxy statement is, on an advisory basis, hereby APPROVED.

Approval of this PROPOSAL 2 requires the affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote on this PROPOSAL 2. Although this advisory vote is not binding on the Compensation Committee or the Board of Directors, the Compensation Committee will carefully consider the outcome of the vote and take into consideration concerns raised by shareholders when determining future compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3:
ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to the requirements applicable to the Company under the Dodd-Frank Act and Section 14A of the Exchange Act, the Board of Directors is also asking shareholders to cast an advisory vote on the frequency with which the Company’s shareholders shall have the advisory vote on compensation of our Named Executive Officers provided for in PROPOSAL 2 in this proxy statement. By voting on this PROPOSAL 3, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation every 1 year, every 2 years, or every 3 years.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every 1 year, every 2 years, or every 3 years.  In addition, shareholders may abstain from voting. The Dodd-Frank Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year (annual frequency) is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for “every year” as the frequency for future advisory votes on executive compensation.

Shareholders are being asked to vote, on an advisory basis, on the following resolution to indicate their preferred voting frequency (every 1 year, every 2 years, every 3 years, or abstain from voting):

RESOLVED, that the option of every 1 year, every 2 years, or every 3 years that receives a plurality of the votes cast at the Annual Meeting of Shareholders by shareholders voting will be determined to be the preferred frequency of the shareholders with which SL Industries, Inc. is to hold a stockholder vote to approve, on an advisory basis, the compensation of its named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.

The option of every 1 year, every 2 years, or every 3 years that receives a plurality of the votes cast at the Meeting by shareholders voting on PROPOSAL 3 will be the frequency for the advisory vote on the compensation of the Company’s named executive officers that has been selected by shareholders. The advisory vote will not be binding on the Board of Directors. While the Board will carefully consider the outcome of the vote, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY 1 YEAR.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ALTERNATIVE OF EVERY “1 YEAR” UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 4

TO CHANGE OUR STATE OF INCORPORATION

FROM NEW JERSEY TO DELAWARE
On March 20, 2013, the Board voted unanimously to approve changing the Company’s state of incorporation from New Jersey to Delaware though a migratory merger with a wholly owned subsidiary of the Company (“NewCo”) incorporated in Delaware (the “Migratory Merger”).  NewCo would be the surviving entity in the merger with the Company and will assume all assets and liabilities of the Company.  In various contexts, migratory mergers are also referred to as “change in domicile” or as a “reincorporation”.  If consummated, the Migratory Merger will be effected pursuant to an agreement and plan of merger between the Company and NewCo, a copy of a form plan of merger is attached hereto in Appendix A (the “Agreement and Plan of Merger”). Copies of the Amended and Restated Certificate of Incorporation (“Delaware Certificate”) and By-Laws (“Delaware By-Laws”) that will serve as NewCo’s certificate of incorporation and by-laws following the Migratory Merger, are attached to the Agreement and Plan of Merger as Exhibits A and B, respectively.

The proposed Migratory Merger, if consummated, will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below.  However, the Migratory Merger will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Migratory Merger, which are immaterial).  It is expected that the Company’s Common Stock will continue to trade without interruption on the NYSE MKT.

In addition to being subject to approval at the Meeting, consummation of the Migratory Merger is also subject to (a) obtaining the consents required under the Company’s senior revolving credit facility, dated August 9, 2012 (the “2012 Credit Facility”) by and among the Company and its subsidiaries, and PNC Bank, National Association and other financial institutions party thereto, and (b) receiving authorization from NYSE MKT following the filing of a Listing of Additional Shares Application.  The Board retains discretion to abandon the merger, even after this proposal is approved and the requisite consents are obtained.

Migratory Merger

Under the General Corporation Law of the State of Delaware (the “DGCL” or “Delaware Law”) and the New Jersey Business Corporation Act (the “NJBCA” or “New Jersey Law”), when the Migratory Merger takes effect:

•	the Company, a New Jersey corporation, merges into NewCo, a Delaware corporation, and the separate existence of the Company ceases;

•	the title to all real estate and other property owned by the Company and NewCo is vested in NewCo as the surviving entity, without reversion or impairment;

•	NewCo, as the surviving entity, has all of the liabilities of each other constituent entity;

•
a proceeding pending for or against any constituent entity may be continued as if the Migratory Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•
the stockholders’ interests of the Company that are to be converted into stockholders’ interests, obligations or other securities of NewCo are converted, and the former holders of the stockholders’ interests are entitled only to the rights, if any, provided in the Certificate of Merger, Articles of Merger or, if any those created pursuant to Sections 14A:11-1 to 14A:11-3, inclusive, of the NJBCA and Section 262 of the DGCL dealing with dissenter’s rights described below under the heading “Dissent Rights of the Company’s Stockholders”;

•
on the effective date of the Migratory Merger, the Company will be deemed incorporated under the DGCL and will be governed by the Delaware Certificate and Delaware By-Laws attached to the Agreement and Plan of Merger;

•	the NewCo Board will consist of those persons presently serving on the Company’s Board, and the current executive officers of the Company will serve as the executive officers of NewCo, and

•
each issued and outstanding share of Common Stock of the Company will be automatically converted into one share of common stock of NewCo and each outstanding share of common stock of NewCo held by the Company shall be automatically retired and canceled.

NewCo

NewCo, a wholly-owned subsidiary of the Company under the name SL Industries, Inc., which will be the surviving corporation in the Migratory Merger, was incorporated under the DGCL on March 20, 2013 exclusively for the purpose of merging with the Company and does not have any business operations.

NewCo has one share of common stock issued and outstanding held by the Company, with only minimal capital. The terms of the Migratory Merger provide that the currently issued one share of common stock of NewCo held by the Company will be cancelled. As a result, following the Migratory Merger the Company’s current stockholders will be the only stockholders of the newly merged corporation.

The Restated Certificate of Incorporation (the “Current Certificate”) and By-Laws (the “Current By-Laws”) of the Company and the current Certificate of  Incorporation and current By-Laws of NewCo are available for inspection by our stockholders by appointment, during regular business hours, at the Company’s principal offices located at 520 Fellowship Road, Suite A114, Mt. Laurel, NJ 08054 telephone (856) 727-1500.  The current Certificate of Incorporation of NewCo, authorizes NewCo to issue 100 shares of common stock, $0.20 par value, and 100 shares of preferred stock, without par value, but is otherwise identical to the Delaware Certificate that is attached to this proxy statement as Exhibit A to Appendix A.  Prior to the Migratory Merger, the current Certificate of Incorporation of NewCo will be amended and restated to increase the number of authorized shares and be in the form of the Delaware Certificate.  The By-Laws of Newco (the Delaware By-Laws) are attached to this proxy statement as Exhibit B to Appendix A.

The Agreement and Plan of Merger

The Agreement and Plan of Merger provides that the Company will merge with and into NewCo, with NewCo being the surviving corporation.  NewCo will assume all assets and liabilities of the Company.

Filing of the Articles of Merger

The Company intends to file the Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of New Jersey if and when this proposal is approved at the Meeting, subject to (a) obtaining consents required under the 2012 Credit Facility, (b)  receiving authorization from NYSE MKT following the filing of a Listing of Additional Shares Application, and (c) the Board retaining discretion to abandon the merger, even after this proposal is approved and the requisite consents are obtained, as described below under “Principal Features of the Change of Domicile.”

Our Board of Directors will determine when to file Certificate of Merger and Articles of Merger to effectuate the Migratory Merger, but may do so no later than the record date of our next annual meeting of shareholders.

Dissent Rights of the Company’s Stockholders

The Company’s shareholders do not have the right to dissent to the Migratory Merger under Sections 14A:11-1 to 14A:11-3 of the NJBCA because the Company’s Common Stock is listed on a national securities exchange.

Principal Reasons for the Change of Domicile

The Board believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under New Jersey Law and provide greater clarity and predictability with respect to the Company's corporate legal affairs.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware Law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For these reasons, the Board believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware Law. See “Material Differences in Shareholders Rights” at page 34.

Principal Features of the Change of Domicile

The change of domicile will be effected by the merger of the Company, a New Jersey corporation, with and into, NewCo, a wholly-owned subsidiary of the Company named “SL Industries, Inc.”  that was incorporated on March 20, 2013 under the DGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Delaware and New Jersey, which filings will occur on the effective date of the Migratory Merger. Following the Migratory Merger, NewCo will be the surviving corporation and will operate under the name “SL Industries, Inc.”

On the effective date of the Migratory Merger, (i) each issued and outstanding share of Common Stock of the Company, $.20 par value, will be automatically converted into one share of common stock of NewCo, $.20 par value (“Delaware Common Stock”), and (ii) each outstanding share of Delaware Common Stock held by the Company shall be automatically retired and canceled and shall resume the status of authorized and unissued Delaware Common Stock.

In the event the Migratory Merger is consummated, the daily business operations of NewCo will continue as they are presently conducted by the Company, at the Company’s principal executive offices at SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  Prior to the Migratory Merger, the current Certificate of Incorporation of NewCo will be amended and restated to provide that the authorized capital stock of NewCo consist of 25,000,000 shares of common stock, par value $.20 per share (Delaware Common Stock) and 6,000,000 shares of preferred stock, without par value (“Delaware Preferred Stock”). The Delaware Preferred Stock will be issuable in series by action of the NewCo board of directors. The NewCo board of directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties, provide preferred dividends and preference in the case of dissolution, among other things.

Upon consummation of the Migratory Merger, the NewCo board of directors will consist of those persons serving on the Board at the time of the Migratory Merger.  Those persons serving as executive officers of the Company at the time of the Migratory Merger will serve as executive officers of NewCo upon consummation of the Migratory Merger.

Pursuant to the terms of the Agreement and Plan of Merger, the Migratory Merger may be abandoned by the Board and NewCo at any time prior to the effective date of the Migratory Merger (which may not occur later than the record date of the next annual meeting). In addition, the Board may amend the Agreement and Plan of Merger at any time prior to the effective date of the Migratory Merger, provided that any amendment made may not, without approval by the stockholders of the Company, alter or change the amount or kind of Delaware Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.

Exchange of Share Certificates

As soon as practicable on or after the Migratory Merger, the Company’s stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company’s transfer agent, American Stock Transfer & Trust Company, together with a form of letter of transmittal to be sent to the transfer agent at the time such certificates are submitted.

Our transfer agent will deliver to any holder who has submitted a duly completed and executed letter of transmittal and certificate(s) representing Common Stock, a certificate issued by the Company representing an equal number of shares of Delaware Common Stock into which such shares of the Common Stock were converted.

Failure by a stockholder to return appropriate letter of transmittals or to surrender certificates representing Common Stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing Common Stock following the Migratory Merger will represent the number of shares of Delaware Common Stock into which such Common Stock was converted pursuant to the terms of the Migratory Merger.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of (a) 25,000,000 shares of Common Stock, $.20 par value per share, of which 4,139,051 shares of Common Stock were outstanding and (b) 6,000,000 shares of preferred stock, without par value, none of which are currently outstanding.  The authorized capital of NewCo under its current Certificate of Incorporation is 100 shares of common stock, $0.20 par value, and 100 shares of preferred stock, without par value. Prior to the Migratory Merger, the Certificate of Incorporation of NewCo will be amended and restated to be in the form of the Delaware Certificate under which the authorized capital of NewCo (and the Company following the Migratory Merger), will consist of 25,000,000 shares of common stock, $.20 par value per share, and 6,000,000 shares of preferred stock, without par value.

The NewCo board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Delaware Common Stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the NewCo board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements involving, and the Company is not engaged in any negotiations that will involve, the issuance of the Delaware Preferred Stock to be authorized. However, the NewCo board of directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the NewCo board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive Delaware Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock into Delaware Common Stock pursuant to the change of domicile;

•
The aggregate tax basis of the Delaware Common Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefor;

•
The holding period of Delaware Common Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

Material Differences in Shareholder Rights

The rights of our shareholders are currently governed by New Jersey Law, the Current Certificate, and the Current By-Laws.  If this proposal is approved and the Migratory Merger consummated, the rights of our shareholders will be governed by Delaware Law, the Delaware Certificate, and the Delaware By-Laws.

The material difference between shareholder rights under the Delaware Certificate and the Current Certificate, is that under the Current Certificate shareholders have certain voting and approval rights in connection with various business transactions that, in addition to certain shareholder rights and anti-takeover provisions codified under New Jersey Law, are intended to delay or discourage takeover attempts and certain other business transactions.  The New Jersey anti-takeover provisions and the shareholder voting rights granted under New Jersey Law are summarized in the table below under “Anti-Takeover Provisions” at page 39.

Under the Delaware Certificate, the rights of shareholders to vote and approve business transactions are those granted under Delaware Law.  Unlike the Current Certificate, the Delaware Certificate includes a provision pursuant to NewCo has elected to not be governed by the Delaware anti-takeover statute, which is summarized in the table below under “Anti-Takeover Provisions” at page 39.

Comparison of Certain Charter Document Provisions

Under the Current Certificate, shareholders have certain voting rights in connection with various business combinations that are intended to delay or discourage attempts to acquire the Company.  These provisions provide that the affirmative vote of either (a) not less than two-thirds (2/3) of the votes cast by the holders of the outstanding Common Stock or (b) seventy-five (75) percent of the Common Stock outstanding is required to approve certain transactions that do not otherwise qualify under the Current Certificate for approval by a majority of the votes cast.

These voting thresholds are in addition to those required by New Jersey Law.  Under the Current Certificate, if a proposed business combination is not approved by at least two-thirds of the directors, the affirmative vote of holders of not less than two-thirds of the votes cast is required to authorize: (i) the adoption any agreement for, or to approve, the merger or consolidation of the Company with or into any other corporation, (ii) the sale, transfer, or exchange of all or substantially all of the assets of the Company; and (iii) the adoption any plan for the dissolution of  the Company.  The Current Certificate also provides that if the following “interested stockholder” transactions are not approved by a majority of disinterested directors or do not meet certain price, form and procedural requirements, the affirmative vote of holders of at least seventy-five percent (75%) of the Company’s outstanding common stock to authorize:

(i)  any merger or consolidation of the Company or any subsidiary with certain interested shareholders or certain other transactions with interested shareholders;

(ii) the issuance or transfer by the Company or any subsidiary of any securities of the corporation or any subsidiary to any interested shareholder or  affiliate of any interested shareholder;

(iii)  the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of an interested shareholder or affiliate of any interested shareholder; and

(iv)  the reclassification of securities, or recapitalization of the Company, or any merger or consolidation of the corporation with any of its subsidiaries or any other transaction which has the effect, directly, or indirectly, of increasing the proportionate share of the outstanding common shares or convertible securities of the Company or any subsidiary which is directly or indirectly owned by any interested shareholder or any affiliate of any interested shareholder.

Under the Current Certificate the affirmative vote of the holders of 75% or more of the outstanding common stock of the Company is required to alter, amend or repeal, or adopt any provisions inconsistent with these provisions governing shareholder approval of certain business transactions.  Under the Delaware Law and the Delaware Certificate, approval of the above described business transactions will require approval by holders of a majority of the voting power of the outstanding stock of the Company entitled to vote thereon.

In addition to differences in shareholder voting rights described above, there are a number of other material differences between the Current Certificate and By-Laws and the Delaware Certificate and By-Laws that are described below.  Other than these material differences, the Current Certificate and By-Laws, and the Delaware Certificate and By-Laws are similar, but for certain clarifying and ministerial changes.  Many of these differences are due to differences between New Jersey Law and Delaware Law, which are noted in the table below under the heading “Comparison of Certain New Jersey Law and Delaware Law Provisions.”

This summary does not purport to be a complete description of the charter documents of the Company and NewCo, or of all of the differences between such charter documents.  Further, this summary is qualified in its entirety by reference to (a) the Current Certificate, (b) the Current By-Laws, (c) the Delaware Certificate attached to this proxy statement as Exhibit A to Appendix A and (d) the Delaware By-Laws attached to this proxy statement as Exhibit B to Appendix A.

Comparison of Certain New Jersey Law and Delaware Law Provisions

Although it is impracticable to compare all of the aspects in which New Jersey Law and Delaware Law differ, the following discussion and table summarizes the material differences between your current rights under New Jersey Law and the rights you will have under Delaware Law if this proposal is adopted.  The table also summarizes certain differences and notes certain similarities between the Current Certificate and By-Laws and the Delaware Certificate and By-Laws, as they relate to your rights under New Jersey Law and Delaware Law.

	Delaware	New Jersey
Removal of Directors
Where a corporation does not have a classified board of directors, Delaware Law provides that unless the corporation's certificate of incorporation provides otherwise, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the votes then entitled to vote on the election of directors. Under Delaware Law, where there is a classified board of directors, any director may be removed only for cause, unless the corporation's certificate of incorporation provides otherwise.

New Jersey Law allows shareholders to remove directors for cause or, unless the certificate of incorporation provides otherwise, without cause, in each case by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote.

Special Meeting of Shareholders
Under Delaware Law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation's certificate of incorporation or by-laws.

Under the Delaware By-Laws, a special meetings of the Stockholders may be called by the Chairman, the President, the Board of Directors, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

Under New Jersey Law, holders of at least 10% of the shares of a corporation entitled to vote may apply to the New Jersey Superior Court to request that a special meeting of shareholders be called for good cause shown. At such a meeting, the shareholders present in person or by proxy and having voting powers will constitute a quorum for the transaction of business as may be designated in the order of the court.

The Current By-Laws give (a) the Company’s Chairman, President and Board of Directors the power to call such a meeting, and (b) Shareholders the power to call a special meeting as provided by the statute described above.

Notice of Special Meetings	Under Delaware Law, the written notice of the special meeting must set forth the purpose or purposes for which the meeting is called.	New Jersey Law requires that the written notice of any shareholder meeting specify the purpose or purposes of the meeting.
Notice of Stockholder Meetings
Under Delaware Law, the notice of the annual meeting is not required to state the purpose or purposes of the annual meeting.

The Current By-Laws require that the notice (a) include the time, place and purpose or purposes of every meeting of Stockholders (b) be given not less than thirty (30) nor more than sixty (60) days before the date of the meeting and (c) be delivered either personally or by mail, or by such other means permitted by the DGCL.

The Delaware By-Laws also provide that if the adjournment of a Stockholder meeting is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

New Jersey Law requires that the written notice of any annual meeting specify the purpose or purposes of the meeting. Therefore, business conducted at an annual shareholder meeting is limited to the business specified in the meeting notice.

The Current By-Laws require that the notice (a) include the time, place and purpose or purposes of every meeting of Stockholders (b) be given not less than thirty (30) nor more than sixty (60) days before the date of the meeting and (c) be delivered either personally or by mail.

Stockholder or Shareholder Action Without a Meeting
Delaware Law provides that, except as otherwise stated in the certificate of incorporation, stockholders may act by written consent without a meeting.

The Delaware By-Laws permit stockholders to take action without a meeting.

New Jersey Law provides that, except as otherwise stated in the certificate of incorporation, shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize a permitted or required action at a meeting at which all shareholders entitled to vote were present and voting may act by written consent without a meeting, except in regard to the annual election of directors, which may be by written consent only if unanimous. Also, under New Jersey Law, if the action gives rise to dissenters' rights, the board of directors must fix a date for the tabulation of consents.

The Current By-Laws permit shareholders to take action without a meeting.

Amendments to Certificate of Incorporation
Delaware Law generally provides that amendments to a certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the outstanding voting power entitled to vote thereon, unless the certificate of incorporation requires a greater vote.

The Delaware Certificate provides the NewCo reserves the right to amend, alter or repeal any provision contained in the certificate of incorporation, in the manner prescribed by statute, and all rights conferred upon stockholders in the Delaware Certificate are granted subject to this reservation.

New Jersey Law provides that a corporation may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired so long as the amendment contains only such provisions as might lawfully be contained in an original certificate of incorporation filed at the time of making such amendment.  Amendments to a certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the outstanding voting power entitled to vote thereon.  However, if a corporation was organized prior to January 1, 1969, the amendment requires the affirmative vote of 2/3 of the shareholders entitled to vote.  A corporation organized prior to January 1, 1969 may adopt the majority voting requirement by amending its certificate of organization (for which it would need a 2/3 vote).

The Current Certificate provides the Company reserves the right to amend, alter or repeal any provision contained in the certificate of incorporation, in the manner prescribed by statute, and all rights conferred upon stockholders in the Current Certificate are granted subject to this reservation.

Any amendment to the business combination approval provisions described above under the heading “Comparison of Certain Charter Document Provisions” requires the affirmative vote of the holders of 75% or more of the Company’s outstanding common stock.

Amendments to By-Laws
Under Delaware Law, stockholders of a corporation entitled to vote and, if so provided in the certificate of incorporation, the directors of the corporation, each have the power, separately, to adopt, amend and repeal the by-laws of a corporation.

Under the Delaware Certificate, the Board is permitted to amend, alter or repeal the By-Laws.

The Delaware By-Laws provide that in addition to the Board’s power to amend, alter or repeal the By-Laws, the stockholders have the power to make new By-Laws and to alter and repeal By-Laws made by the Board.

Under New Jersey Law, the initial by-laws of a corporation are adopted by the board of directors at its organization meeting. Thereafter, the board of directors has the power to make, alter and repeal by-laws unless such power is reserved to the shareholders in the certificate of incorporation, but by-laws made by the board of directors may be altered or repealed, and new by-laws made, by the shareholders. The shareholders may prescribe in the by-laws that any by-law made by them may not be altered or repealed by the board of directors. Whenever any amendment to the by-laws, other than as regards the election of directors, is to be taken by vote of the shareholders, it must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by the certificate of incorporation or New Jersey Law.

Under the Current Certificate, the Board is permitted to make, alter and amend the By-Laws.

The Current By-Laws provide that in addition to the Board’s power to make, alter and amend the By-Laws, the shareholders have the power to make new By-Laws and to alter and repeal By-Laws made by the Board.

Anti-Takeover Provisions
Delaware Law provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation, thereby becoming an “interested stockholder”, that person may not engage in certain transactions, including mergers, with the corporation for a period of three years unless one of the following exceptions applies: (i) the board of directors approved the acquisition of stock or the transaction prior to the time that the person became an interested stockholder; (ii) the person became an interested stockholder and 85% owner of the voting stock of the corporation in the transaction, excluding voting stock owned by directors who are also officers and certain employee stock plans; or (iii) the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

A Delaware corporation may elect not to be governed by this provision of Delaware Law.

NewCo has in the Delaware Certificate elected not to be governed by this provision of Delaware Law.

New Jersey Law restricts the ability of certain persons to acquire control of a New Jersey corporation. In general, a corporation organized under the laws of New Jersey with its principal executive offices or significant business operations located in New Jersey (a “resident domestic corporation”) may not engage in a “business combination” with an “interested shareholder” for a period of five years following the interested shareholder’s becoming such unless the business combination is approved by the board of directors prior to the stock acquisition date. Covered business combinations include certain mergers, dispositions of assets or shares and recapitalizations. An interested shareholder is generally a shareholder owning at least 10% of the voting power of a corporation’s outstanding shares. In addition to the five year restriction described above, a resident domestic corporation may not engage in a business combination with the interested shareholder other than (i) a business combination approved by the board of directors prior to the interested shareholders stock acquisition date, (ii) a business combination approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by such interested shareholder at a meeting for such purpose or (iii) a business combination in which the interested shareholder pays a formula price designed to ensure that all other shareholders receive at least the highest price per share paid by such interested shareholder from the date the entity became an interested shareholder.

A resident domestic corporation may not opt out of the foregoing provisions.

In addition to the forgoing provisions under New Jersey Law, the Current Certificate includes additional shareholder voting rights related to various business combinations that are intended to delay or discourage attempts to acquire the Company.  These provisions are described above under the section titled “Comparison of Certain Charter Document Provisions.”

Appraisal Rights
Under Delaware Law, a stockholder of a Delaware corporation is generally entitled to demand appraisal of the fair value of his or her shares in the event the corporation is a party to a merger or consolidation, subject to specified exceptions.

Delaware Law does not confer appraisal rights to stockholders if the corporation's shares are:

•  listed on a national securities exchange;

•  held of record by more than 2,000 holders; or

•  shares of the corporation surviving or resulting from the merger or consolidation if the merger did not require the vote of the stockholders of the surviving or resulting corporation for the approval of the merger under Delaware Law.

Even if these exceptions to appraisal rights apply, the holders of such shares will have appraisal rights if they are required to accept in the merger any consideration in exchange for such shares other than:

•  shares of stock of the corporation surviving or resulting from the merger or consolidation;

•  shares of stock of any other corporation that will be either listed on a national securities exchange or held of record by more than 2,000 holders;

•  cash in lieu of fractional shares; or

•  any combination of the foregoing.

The certificate of incorporation of a Delaware corporation may provide appraisal rights for stockholders upon an amendment to a corporation's certificate of incorporation, any merger in which the corporation is a constituent or a sale of all or substantially all of the assets of the corporation.

Under New Jersey Law, appraisal rights are available in connection with (i) a merger or consolidation to which the corporation is a party, (ii) any sale, lease or exchange or other disposition of all or substantially all of a corporation's assets other than in the usual and regular course of business or (iii) an acquisition of some or all of the outstanding shares or assets of a legal entity, either directly or through a subsidiary, in exchange for the corporation's shares (a "share exchange") if, as a result of the share exchange, the number of voting or participating shares issued in connection with the share exchange, when combined with shares already outstanding, would exceed by more than 40 percent the number of those shares outstanding immediately before the share exchange, unless an exception applies. A New Jersey corporation may provide in its certificate of incorporation that shareholders will have appraisal rights even in cases where the exceptions to the availability of appraisal rights discussed below exist.

New Jersey Law does not confer appraisal rights to stockholders in connection with:

•   A merger or consolidation in which the corporation is a party if the merger does not require shareholder approval. Under New Jersey Law shareholder approval for a merger or consolidation is required if the merger amends the certificate of incorporation, affects the outstanding shares of the surviving corporation or, if the number of voting or participating shares issued in connection with the merger or consolidation, when combined with shares already outstanding, would exceed by more than 40 percent the number of those shares outstanding immediately before the merger.

•   The merger of the corporation into a wholly owned subsidiary if certain conditions are met.

•   (1) A merger or consolidation in which the corporation is a party or (2) a share exchange if: (a) the shares held by the corporation's shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders or (b) in the case of a merger or consolidation, the corporation's shareholders will receive (i) cash, (ii) shares, obligations or other securities that will either be listed on a national securities exchange or held of record by not less than 1,000 holders or (iii) a combination thereof.

•   A sale, lease, exchange or other disposition of all or substantially all of a corporation's assets if the shares held by the corporation's shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders.

•   A dissolution transaction in which substantially all of a corporation's net assets are to be distributed to its shareholders within one year after the date of the transaction, so long as the transaction is wholly for cash, shares, obligations or other securities which will be listed on a national securities exchange or held of record by not less than 1,000 holders or a combination thereof.

Directors' and Officers' Liability and Indemnification
Delaware Law provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding (other than an action by or in the right of the corporation) on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if the person (i) acted in good faith and in a manner reasonably believed to be in the best interests of the corporation (or in some circumstances, at least not opposed to its best interests), and (ii) in a criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Delaware Law also permits a corporation to indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys' fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

To the extent that a current or former director or officer is successful on the merits or otherwise in the defense of such an action, suit or proceeding, the corporation is required by Delaware Law to indemnify such person for expenses actually and reasonably incurred thereby.

The indemnification and advancement of expenses provided by Delaware Law do not exclude any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Delaware Law also provides that rights to indemnification shall not be amended out of the corporation’s charter documents after the indemnifiable act or omission occurs unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred

Expenses (including attorneys' fees) incurred by such persons in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that person is not entitled to be so indemnified.

In addition to specific indemnification provisions also included in the Current Certificate and By-Laws, the Delaware Certificate and By-Laws limit or eliminate the liability of Directors and the officers of the Company to the fullest extent permitted by Delaware Law.

The Delaware Certificate also provides that indemnification of Directors and Officers, employees and agents for actions taken while holding such offices, continues after they cease to hold such offices.

New Jersey Law permits a domestic corporation to eliminate the liability of directors or officers to the corporation or its shareholders for the breach of any duty owed to the corporation or its shareholders, except for any breach of duty based upon an act or omission (i) in breach of such person’s duty of loyalty to the corporation or its shareholders, (ii) not in good faith or involving a knowing violation of law or (iii) resulting in receipt by the person of an improper personal benefit. In this context, an act or omission in breach of a director or officer’s duty of loyalty is defined as an act or omission which the director or officer knows or believes to be contrary to the best interests of the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest.

New Jersey Law provides that a domestic corporation may indemnify a corporate agent (generally defined as any person who is or was a director, officer, employee or agent of the corporation or of any constituent corporation absorbed by the corporation in a consolidation or merger and any person who is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at the request of the corporation or the legal representative of any such director, officer, trustee, employee or agent) against such person's expenses and liabilities in connection with any proceeding involving the corporate agent by reason of being or having been such a corporate agent (other than a proceeding by or in the right of the corporation) if the corporate agent (i) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

New Jersey Law also permits indemnification of a corporate agent against expenses incurred in connection with a derivative action or suit which involves the corporate agent, if the corporate agent acted in good faith and in a manner the corporate agent reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be provided in respect of any claim, issue or matter as to which the corporate agent is adjudged to be liable to the corporation, unless and only to the extent that the Superior Court of the State of New Jersey (or the court in which the proceeding was brought) determines upon application that the corporate agent is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

New Jersey Law requires a corporation to indemnify a corporate agent for such corporate agent's expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to above, or in defense of any claim, issue or matter therein. Except as required by the previous sentence, no indemnification may be made or expenses advanced, and none may be ordered by a court, if such indemnification or advancement would be inconsistent with (i) a provision of the corporation's certificate of incorporation, (ii) its by-laws, (iii) a resolution of the board of directors or of the corporation's shareholders, (iv) an agreement to which the corporation is a party or (v) other proper corporate action in effect at the time of the accrual of the alleged cause of action asserted in the proceeding, which prohibits, limits or otherwise conditions the exercise of indemnification powers by the corporation or the rights of indemnification to which a corporate agent may be entitled.

The indemnification and advancement of expenses permitted by New Jersey Law do not exclude any other rights to which the corporate agent may be entitled under a provision of the corporation's certificate of incorporation, its by-laws, agreement, vote of shareholders, or otherwise; provided that no indemnification is permitted if a judgment or other final adjudication adverse to the corporate agent establishes that the corporate agent's acts or omissions (i) were in breach of his duty of loyalty to the corporation or its shareholders, (ii) were not in good faith or involving a knowing violation of law or (iii) resulted in receipt by the corporate agent of an improper personal benefit.

Expenses incurred by a corporate agent in any proceeding may be paid in advance of the final disposition of such proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the corporate agent to repay such amount if it is ultimately determined that the corporate agent is not entitled to be so indemnified.

In addition to specific indemnification provisions also included in the Delaware Certificate and By-Laws, the Current Certificate and By-Laws limit or eliminate the liability of Directors and officers of the Company to the fullest extent permitted by New Jersey Law.

Filling of Vacancies on the Board of Directors
Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Under Delaware Law, if there are no directors in office, then any officer or any stockholder or executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the corporation’s certificate of incorporation or by-laws or may apply to the Court of Chancery for a decree summarily ordering an election.

Under the Delaware By-Laws any directorship not filled at the annual meeting of stockholders and any vacancy, however caused, including vacancies resulting from an increase in the number of directors, occurring in the Board may be filled by the affirmative vote of a majority of the remaining Directors even though less than a quorum of the Board or by a sole remaining Director. A Director so elected by the Board shall hold office until his successor shall have been elected and qualified.

Unless otherwise provided in the certificate of incorporation or the by-laws, any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the board, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board, or by a sole remaining director.  A director so elected by the board shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

Under New Jersey Law, if there are no directors in office, any shareholder or the executor or administrator of a deceased shareholder may call a special meeting of shareholders for the election of directors and, over his own signature, shall give notice of said meeting in accordance with New Jersey Law.

Under the Current By-Laws any directorship not filled at the annual meeting of shareholders and any vacancy, however caused, including vacancies resulting from an increase in the number of directors, occurring in the Board may be filled by the affirmative vote of a majority of the remaining Directors even though less than a quorum of the Board or by a sole remaining Director. A Director so elected by the Board shall hold office until his successor shall have been elected and qualified.

Preemptive Rights
Under Delaware Law, stockholders of a corporation do not have preemptive rights to subscribe to an additional issue of stock or to any security convertible into such stock, unless such right is expressly included in the certificate of incorporation.

The Delaware Certificate provides that no stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board to such persons and on such terms as in its discretion it shall deem advisable.

Under New Jersey Law, shareholders of corporations organized prior to January 1, 1969 have preemptive rights unless the certificate of incorporation provides otherwise.

The Current Certificate provides that no shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

Dividends
Delaware Law generally provides that, subject to certain restrictions, the directors of every corporation may declare and pay dividends upon the shares of its capital stock either out of its surplus or, in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

The Delaware By-Laws provide (a) that the NewCo Board may declare and pay dividends upon the outstanding shares of the NewCo from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Delaware Certificate, and (b) before payment of any dividend there may be set aside sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of NewCo or for such other purpose as the Directors shall think conducive to the interests of NewCo and the Directors may abolish any such reserve in the manner in which it was created.

The Delaware Certificate gives Directors the authority to (a) determine what, if any, dividends are to be declared and paid and (b) set apart out of any of the funds of NewCo available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created.

New Jersey Law generally provides that a corporation may pay dividends unless (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than its total liabilities.

The Current By-Laws provide (a) that the Board may declare and pay dividends upon the outstanding shares of the Company from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Current Certificate, and (b) before payment of any dividend there may be set aside sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Company or for such other purpose as the Directors shall think conducive to the interests of the Company and the Directors may abolish any such reserve in the manner in which it was created.

The Current Certificate gives Directors the authority to (a) determine what, if any, dividends are to be declared and paid and (b) set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created.

Repurchase of Shares
Delaware Law provides that a corporation may generally redeem or repurchase shares of its stock unless the capital of the corporation is impaired or such redemption or repurchase would impair the capital of the corporation.

New Jersey Law provides that a corporation may generally acquire its own shares subject to restrictions in its own certificate of incorporation.
Stockholder or Shareholder Vote on Fundamental Issues or Extraordinary Corporate Transactions
Under Delaware Law, a sale or other disposition of all or substantially all of a corporation's assets, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the affirmative vote of the corporation's board of directors and, with limited exceptions, the affirmative vote of a majority of the aggregate voting power of the outstanding stock entitled to vote on the transaction.

By not containing shareholder voting requirements with regard to fundamental issues or extraordinary corporate transactions, the Delaware Certificate and By-Laws defer to Delaware Law with regard to shareholder voting requires to approve such transactions.

New Jersey Law provides that in the case of a corporation organized prior to January 1, 1969, a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets not in the usual and regular course of its business, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the affirmative vote of the corporation's board of directors and the affirmative vote of two-thirds of the votes so cast by shareholders entitled to vote thereon, unless the corporation adopts by the affirmative vote of two-thirds of the votes cast by the holders of shares entitled to vote thereon a majority voting requirement.

In addition to the forgoing provisions under New Jersey Law, the Current Certificate includes additional shareholder voting rights related to various business combinations that are intended to delay or discourage attempts to acquire the Company.  These provisions are described above under the section titled “Comparison of Certain Charter Document Provisions.”

	NewCo Charter Documents	Company Charter Documents
Election of Directors	Under the Delaware By-Laws, Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.	Under the Current By-Laws, Directors are elected by a plurality of the votes cast at the election, except as otherwise provided by the Current Certificate.
Record Date
Under the Delaware By-Laws, the record date may be more than sixty (60) nor less than ten (10) days prior to the Stockholder meeting.

The Delaware By-Laws certain other provisions that reflect New Jersey Law, including with regard to setting record dates for written consents and procedures for when no record date is fixed.

Under the Current By-Laws, the record date may in no case be more than sixty (60) days prior to the Shareholders' meeting or other corporate action or event to which it relates. The record date for a Shareholders' meeting is recommended to be not less than thirty (30) days before the date of the meeting.

The Current By-Laws certain other provisions that reflect New Jersey Law, including with regard to setting record dates for written consents and procedures for when no record date is fixed.

Purpose	The Delaware Certificate provides that the purpose of NewCo is to engage in any lawful act or activity for which corporations may be organized under the DGCL.	The Current Certificate provides for an enumerated list of activities, principally focused on manufacturing, as the purpose of the Company.

Voting
Whenever any action, other than the election of Directors, is to be taken by vote of the Stockholders, it shall be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at a meeting of Stockholders entitled to vote thereon, unless a greater plurality is required by statute or by the Certificate of Incorporation.

Whenever any action, other than the election of Directors, is to be taken by vote of the Shareholders, it shall be authorized by a majority of the votes cast at a meeting of Shareholders by the holders of shares entitled to vote thereon, unless a greater plurality is required by statute or by the Certificate of Incorporation.

Inspection
In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to determine from time to time whether and, if allowed, under what conditions and regulations the accounts and books of the Company (other than the stock and transfer books), or any of them, shall be open to the inspection of the Stockholders, and the Stockholders’ rights in this respect are and shall be restricted and limited accordingly, subject to applicable law.

Any person who shall have been a Shareholder of record of the Company  for at least six (6) months immediately preceding this demand or any person holding or so authorized in writing by the holders of at least five percent (5%) of the outstanding shares of any class or series, upon at least five (5) days’ written demand shall have the right during the usual business hours for any proper purpose to examine in person or by agent or attorney the minutes of the proceedings of the Shareholders and record of Shareholders and to make extracts therefrom at the places where the same are kept.

Advance Notification Requirement
The Delaware By-Laws provide that in order to be timely, a Stockholder’s written notice must be delivered or mailed to and actually received at the Corporation’s principal headquarters no later than the close of business on the 90th calendar day prior to the date of the meeting.

The Current By-Laws provide that in order to be timely, a Stockholder’s written notice must be delivered or mailed to and actually received at the Corporation’s principal headquarters no later than the close of business on the 60th calendar day prior to the date of the meeting.

Electronic Transmission
The Delaware By-Laws provide that all acts and things permitted by the DGCL to be done by electronic transmission that are not prohibited from being done by these By-Laws, shall be permitted to be done by electronic transmission under these By-Laws.
The Current By-Laws provide that a proxy may be given by the Shareholder or his agent by telegram or cable or by means of electronic communication which results in a writing and makes.

Reservation of Rights

We reserve the right to abandon the Migratory Merger without further action by our shareholders at any time before the filing the Certificate of Merger and Articles of Merger with the Secretary of State of Delaware and the Secretary of State of New Jersey, as applicable, even if the Migratory Merger has been authorized by our shareholders at the Meeting, and by voting in favor of the Migratory Merger you are expressly also authorizing us to (a) enter into the Agreement and Plan of Merger, with such changes as we may deemed necessary, and (b) determine not to proceed with the Migratory Merger if we should so decide.

Vote Required

 The affirmative vote of the stockholders holding 75% or more of the outstanding Common Stock is required to approve this PROPOSAL 4 to consummate the Migratory Merger as provided by the Agreement and Plan of Merger.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 4 TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM NEW JERSEY TO DELAWARE THOUGH A MIGRATORY MERGER AS PROVIDED BY THE AGREEMENT AND PLAN OF MERGER.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board is considering Grant Thornton LLP to serve as the Company’s independent registered public accounting firm.  Grant Thornton LLP has served as the Company’s independent registered public accounting firm since July 2002.  While it is not required to do so, the Board is submitting to shareholders for ratification the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  Such ratification of the selection of Grant Thornton LLP will require the affirmative vote of the holders of a majority of the shares of the Common Stock entitled to vote thereon and represented at the Meeting.  Notwithstanding ratification of the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm, the Board will be under no obligation to select Grant Thornton LLP as the Company’s independent registered public accounting firm.

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional fees rendered in connection with the audit of the Company’s annual financial statements and the reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, including services related thereto, were $553,408 for the year ended December 31, 2012 and $565,411 for the year ended December 31, 2011.

Audit-Related Fees

The aggregate fees billed by Grant Thornton LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as “Audit Fees,” includes consultations concerning financial accounting and reporting matters not classified as audit, were zero for the years ended December 31, 2012 and December 31, 2011.

Tax Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2012 were $26,740 and $153,711 for the year ended December 31, 2011.  The fees for 2012 were primarily related to a manufacturer’s deductions study and the fees for 2011 were primarily related to a R&D tax credit study and tax return review.

All Other Fees

There were no other fees billed by Grant Thornton LLP for the years ended December 31, 2012 and December 31, 2011 for products and services, other than those described.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee.  Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by the Chairman of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

All of the engagements and fees for the year ended December 31, 2012 were approved by the Audit Committee.  Of the total number of hours expended on Grant Thornton LLP’s engagement to audit the Company’s financial statements for the year ended December 31, 2012, none of the hours were attributed to work performed by persons other than permanent, full-time employees of Grant Thornton LLP in the United States and of a member firm of Grant Thornton International in China.

The Audit Committee considered whether the provision of non-audit services by Grant Thornton LLP was compatible with its ability to maintain independence from an audit standpoint and concluded that Grant Thornton LLP’s independence was not compromised.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and available to respond to appropriate questions.  Such representatives will have the opportunity to make a statement if they desire to do so.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of shareholders of the Company, shareholder proposals for such meeting must be submitted to the Company no later than January 2, 2014.  Shareholders wishing to nominate directors or bring a proposal before the 2014 annual meeting of shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than the close of business on the 60th calendar day prior to the date of the 2014 annual meeting.

Under the SEC’s proxy rules, proxies solicited by the Board for the 2013 Annual Meeting of Shareholders may be voted at the discretion of the persons named in such proxies (or their substitutes). Any shareholder proposal may not be included in the Company’s proxy statement if the Company does not receive notice of such proposal on or before the deadline set forth in the preceding paragraph.

           To be in proper form, a shareholders notice must include the specified information concerning the proposal or nominee as described in the Company’s By-Laws.  The Company will not consider any proposal or nomination that does not meet the requirements of its By-Laws and the SEC rules for submitting a proposal or nomination.

OTHER MATTERS

So far as now known, there is no business other than that described above to be presented for action by the shareholders at the Meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the Meeting or any adjournment thereof, in accordance with the discretion of the persons named therein.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this document. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This document incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed previously with the SEC and contains important information about the Company and its financial condition, including information contained in our 2012 Annual Report under the captions “Financial Statements and Supplementary Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.” Copies of the 2012 Annual Report on Form 10-K accompany this proxy statement.

The Company will amend this proxy statement to include or incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a), 13(e), 14, or 15(d) of the Exchange Act after the date of this document to the extent required to fulfill our disclosure obligations under the Exchange Act.

The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by writing to the Corporate Secretary at the following address: SL Industries, Inc., 520 Fellowship Road, Suite A-114, Mount Laurel, New Jersey 08054.  These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site at http://www.sec.gov.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. The Company’s actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these and other factors.

Whether or not you intend to be present at this Meeting you are urged to sign and return your proxy promptly.

By order of the Board of Directors,
Glen M. Kassan
Chairman

Mount Laurel, New Jersey

April 3, 2013

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS PROVIDED WITH CERTAIN OTHER SHAREHOLDER INFORMATION IN THE MATERIALS ACCOMPANYING THIS PROXY STATEMENT.  TO OBTAIN ADDITIONAL COPIES WITHOUT CHARGE, PLEASE WRITE TO: LOUIS J. BELARDI, SECRETARY, SL INDUSTRIES, INC., 520 FELLOWSHIP ROAD, SUITE A-114, MOUNT LAUREL, NEW JERSEY 08054.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [_______] [__], 20[_], by and between SL Industries, Inc., a New Jersey corporation (“SL - NJ”), and SL Industries, Inc., a Delaware corporation (“SL - DE”).

W I T N E S S E T H:

WHEREAS, SL - NJ is a corporation duly organized and in good standing under the laws of the State of New Jersey;

WHEREAS, SL - DE is a corporation duly organized and in good standing under the laws of the State of Delaware;

WHEREAS, the board of directors of SL - NJ has determined that it is advisable and in the best interests of SL - NJ that SL - NJ merge with and into SL - DE upon the terms and subject to the conditions herein provided;

WHEREAS, the board of directors of SL - DE has determined that it is advisable and in the best interests of SL - DE that SL - NJ merge with and into SL - DE upon the terms and subject to the conditions herein provided;

WHEREAS,  this Agreement has been duly approved by the shareholders of SL - NJ and the sole shareholder of SL - DE; and

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1:  The Merger.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), SL - NJ shall be merged with and into SL - DE (the “Merger”), and the separate existence of SL - NJ shall cease and SL - DE shall be the entity surviving the Merger (hereinafter referred to as the “Surviving Entity”), which shall continue to exist under, and be governed by, the laws of the State of Delaware.  The Merger shall have the effects specified in the General Corporation Law of the State of Delaware (the “DGCL”) including section 259 of the DGCL, the New Jersey Business Corporation Act (the “NJBCA”) and this Agreement.

(b)           The Merger shall become effective on the date and time specified in a Certificate of Merger to be filed with the Secretary of State of the State of Delaware and Articles of Merger to be filed with the Secretary of State of the State of New Jersey (the “Effective Time”).

ARTICLE 2:  Directors and Officers.  The directors and officers of SL - NJ immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity from and after the Effective Time, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Entity or the DGCL.

ARTICLE 3:  Governing Documents.

(a)           The certificate of incorporation of SL - DE in effect at the Effective Time, in the form attached hereto as Exhibit A, shall be the certificate of incorporation of the Surviving Entity until amended in accordance with applicable law.

(b)           The by-laws of SL - DE in effect at the Effective Time, in the form attached hereto as Exhibit B, shall be the by-laws of the Surviving Entity until amended in accordance with applicable Law.

ARTICLE 4:  Name.  From and after the Effective Time, the name of the Surviving Entity shall be: SL Industries, Inc.

ARTICLE 5:  Effect of Merger on Capital Stock.

(a)           At the Effective Time, each share of common stock of SL - NJ issued and outstanding immediately prior to the Effective Time shall be automatically converted into one share of common stock of the Surviving Entity, and each issued and outstanding share of common stock of SL - DE owned by SL - NJ shall be automatically retired and canceled, without the payment of consideration therefor.

(b)           At the Effective Time, each option, warrant, restricted stock unit or other security of SL - NJ issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the Surviving Entity and shares of common stock of the Surviving Entity shall be reserved for purposes of the exercise of such options, warrants, restricted stock units or other securities for each share of common stock of SL - NJ so reserved prior to the Effective Time.

(c)           At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior to the Effective Time evidenced ownership of securities of SL - NJ shall be deemed for all purposes to evidence ownership of and to represent the securities of the Surviving Entity into which such securities of SL - NJ have been converted, as herein provided, and shall be so registered on the books and records of the Surviving Entity or its transfer agent.  The registered owner of any such outstanding certificate or other document evidencing ownership of securities of SL - NJ shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided.

ARTICLE 6:  Transfer, Conveyance and Assumption.  Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Entity shall, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of SL - NJ; (ii) all of the assets and property of whatever kind and character of SL - NJ shall vest in the Surviving Entity without further act or deed; and (iii) the Surviving Entity, shall, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of SL - NJ, including, without limitation, all outstanding indebtedness of SL - NJ.

ARTICLE 7:  Employee Benefit and Compensation Plans.  At the Effective Time, each employee benefit plan, incentive compensation plan and other similar plans to which SL - NJ is then a party shall be assumed by, and continue to be the plan of, the Surviving Entity.  To the extent any employee benefit plan, incentive compensation plan or other similar plan of SL - NJ provides for the issuance or purchase of, or otherwise relates to, securities of SL - NJ, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the securities of the Surviving Entity into which such securities of SL - NJ have been converted as herein provided.

ARTICLE 8:  Further Assurances.  From time to time, as and when required by the Surviving Entity or by its successors and assigns, there shall be executed and delivered on behalf of SL - NJ such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Entity all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Entity the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of SL - NJ, and otherwise to carry out the purposes of this Agreement.  The directors and officers of the Surviving Entity are fully authorized, on behalf of the Surviving Entity and SL - NJ, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

ARTICLE 9:  Termination.  This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time if the board of directors of SL - NJ determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of SL - NJ and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either SL - NJ or SL - DE, or any of their respective shareholders, directors or officers.

ARTICLE 10:  Amendments; Waivers.

(a)           Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by SL - NJ and SL - DE, provided that an amendment shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any securities of SL - NJ to be effected by the Merger; (ii) alter or change any term of the certificate of incorporation of the Surviving Entity; or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any securities of SL - NJ.

(b)           No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

ARTICLE 11:  Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

ARTICLE 12:  Authorization.  The shareholders, board of directors and the proper officers of SL - NJ and of the Surviving Entity, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and the Merger provided for herein.

ARTICLE 13:  Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflicts of law.

ARTICLE 14:  Consent to Jurisdiction.  Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York state court, or the United States District Court, Southern District of New York, in each case sitting in the County of New York over any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby and each of the parties hereto hereby irrevocably agrees that all claims in respect of such action or proceeding shall be heard and determined in such New York state or Federal court.

ARTICLE 15:  Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be considered to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

[Signature Page Follows]

[Signature Page to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the [__] day of [________], 20[__].

SL INDUSTRIES, INC., a New Jersey corporation

By:
Name:
Title:

SL INDUSTRIES, INC., a Delaware corporation

By:
Name:
Title:

Exhibit A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SL INDUSTRIES, INC.

FIRST.                   Name.  The name of the corporation is SL INDUSTRIES, INC. (hereinafter referred to as the “Corporation”).

SECOND.              Registered Office and Agent.  The location of the Corporation’s current registered office in the State of Delaware is 615 South DuPont Highway, Dover, DE 19901, County of Kent and the name of the current registered agent thereon and in charge thereof, upon whom process against this Corporation may be served, is National Corporate Research, Ltd.

THIRD.                  Purpose.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH.              Authorized Shares.

4.1           The total number of shares of all classes of stock which the Corporation shall be authorized to issue is thirty-one million (31,000,000) shares, consisting of: (a) six million (6,000,000) shares of Preferred Stock, without par value (herein called “Preferred Stock”) and (b), twenty-five million (25,000,000) shares of Common Stock, of the par value of twenty cents ($0.20) per share (herein called “Common Stock”).

4.2           Preferred Stock.

a.           The Preferred Stock may be issued in one or more series.  The designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock of each series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of such series. Such resolution or resolutions shall (a) specify the series to which such Preferred Stock shall belong, (b) state whether a dividend shall be payable in cash, stock or otherwise, whether such dividends shall be cumulative or noncumulative and whether the Preferred Stock of such series shall rank on a parity with or junior to other series of Preferred Stock as to dividends, and fix the dividend rate therefor (or the manner of computing the rate of such dividends thereon), (c) fix the amount which the holders of the Preferred Stock of such series shall be entitled to be paid in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (d) state whether or not the Preferred Stock of such series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption; and may, in a manner not inconsistent with the provisions of this Article Fourth, (i) limit the number of shares of such series which may be issued, (ii) provide for a sinking fund for the purchase or redemption, or a purchase fund for the purchase, of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation thereof, and that so long as the Corporation is in default as to such sinking or purchase fund the Corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital stock ranking junior to the Preferred Stock with respect to dividends or distribution of assets upon liquidation (referred to in this Section 4.2 of Article Fourth as “stock ranking junior to the Preferred Stock”), (iii) grant voting rights to the holders of shares of such series in addition to those required by law, (iv) impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking on a parity therewith or prior thereto with respect to dividends or distribution of assets upon liquidation, (v) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisition of, stock ranking junior to the Preferred Stock, (vi) grant to the holders of the Preferred Stock of such series the right to convert such stock into other securities, and (vii) grant such other special rights to the holders of shares of such series as the Board of Directors may determine and as shall not be inconsistent with the provisions of this Article Fourth. The term “fixed for such series” and similar terms as used in this Section 4.2 shall mean stated and expressed herein or in a resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of the series referred to therein.

b.           In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any class of stock of the Corporation ranking junior to the Preferred Stock, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series.  After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stocks of the Corporation ranking junior to the Preferred Stock according to their respective rights.  In the event that the assets of the Corporation available for distribution to the holders of Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

c.           Except as otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, shares of Preferred Stock redeemed or otherwise acquired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Section 4.2 and of any restrictions contained in any resolution of the Board of Directors providing for the issue of any particular series of Preferred Stock, be reissued in the same manner as other authorized but unissued Preferred Stock.

4.3           Common Stock.

a.           All or any part of the authorized shares of Common Stock of the Corporation may be issued from time to time and for such consideration, not less than the par value thereof, as may be determined and fixed from time to time by the Board of Directors, as provided by law.

b.           Subject to the prior and superior rights of the Preferred Stock, and on the conditions set forth in the foregoing Section 4.2 or in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

c.           Subject to the provisions of this Article Fourth, the holders of Common Stock shall be entitled to one vote for each share held at all meetings of the stockholders of the Corporation.

d.           After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock according to their respective shares.

4.4           General provisions. No stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized or any bonds, debentures or other securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

FIFTH.                   Directors’ Authority.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(i)	To make, alter and amend the by-laws of the Corporation. The original bylaws of the Corporation shall be adopted by the incorporator.

(ii)	To fix and vary the amount of the working capital of the Corporation and to determine what, if any, dividends shall be declared and paid.

(iii)	To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

(iv)	To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created.

(v)
By a resolution passed by a majority vote of the whole board, if so provided in the by-laws, to designate two or more of its number to constitute an executive committee, which committee shall exercise, as provided in said resolution or in the by-laws, the powers of the Board of Directors in the management of the business, affairs and property of the Corporation during the intervals between the meetings of the directors.

(vi)
To determine from time to time whether and, if allowed, under what conditions and regulations the accounts and books of the Corporation (other than the stock and transfer books), or any of them, shall be open to the inspection of the stockholders, and the stockholders’ rights in this respect are and shall be restricted and limited accordingly, subject to applicable law.

SIXTH.                   Director and Officer Liability and Indemnification.

6.1           The personal liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL, and no director or officer of the Corporation shall be liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders.

6.2           The Corporation shall indemnify any and all persons whom it shall have power to indemnify pursuant to the DGCL against any and all expenses, judgments, fines, amounts paid in settlement, and any other liabilities to the fullest extent permitted by such law and may, in the discretion of the Board of Directors, purchase and maintain insurance, at its expense, to protect itself and such persons against any such expense, judgment, fine, amount paid in settlement, or other liability asserted against and incurred by such persons, whether or not the Corporation would have the power to so indemnify such persons under the General Corporation Law of the State of Delaware.  The indemnification provided for herein shall not be deemed to limit the right of the Corporation to indemnify any other person or any such expenses to the full extent  permitted by law nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such offices, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.3           No amendment to or repeal of this Article Sixth shall apply to or have any effect on the liability or alleged liability of any director or officer of this Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal, or any indemnification right of any person arising from any matter occurring prior to such amendment or repeal.

SEVENTH.             Opt-Out Of Restrictions on Business Combinations with Interested Stockholders.  The Corporation shall not be governed by or subject to Section 203 of the General Corporation Law of the State of Delaware.

EIGHTH.                Related Transactions.  In the absence of fraud, no contract or other transaction between the Corporation and any other Corporation or any individual, association or firm shall be in any way affected or invalidated by the fact that any of the directors of the Corporation are interested in such other corporation, association or firm or personally interested in such contract or transaction; provided that such interest shall be fully disclosed or otherwise known to the Board of Directors at the meeting of said board at which such contract or transaction is authorized or confirmed; and provided further that at such meeting there is present a quorum of directors not so interested and that such contract or transaction shall be approved by a majority of such quorum. Any director of the Corporation may vote upon any contract or other transaction between this Corporation and any subsidiary or affiliated corporation without regard to the fact that he is also a director of such subsidiary or affiliated corporation.

NINTH.                  Books and Records.  The Corporation may have one or more offices within or outside the State of New Jersey at which the directors may hold their meetings and keep the books of the Corporation, but the Corporation shall always keep at its principal office a transfer book in which the transfers of stock can be made, entered and registered, and also a book containing the names and addresses of the stockholders and the number of shares held by them respectively, which shall be open at all times during the business hours to the examination of the stockholders. Elections of directors need not be by ballot unless the by-laws of the Corporation so provide.

TENTH.                  Amendment.  The Corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ELEVENTH.           Captions.  The captions contained in this certificate are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this certificate of incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned on this ___ day of _________, 201__.

By:
Name:
Title:

Exhibit B

BY-LAWS

OF

SL INDUSTRIES, INC.

ARTICLE I

OFFICES

1.1           The registered office of SL Industries, Inc. (the “Corporation”) shall be at the National Corporate Research, Ltd., 615 South DuPont Highway, Dover, DE 19901, County of Kent.

1.2           The Corporation may have such other offices either within or without the state as the Board of Directors of the Corporation may designate or the business of the Corporation may require from time to time.

ARTICLE II

SEAL

2.1           The corporate seal shall have inscribed thereon the name of the Corporation, the year of its creation and the words “Corporate Seal, Delaware.”

ARTICLE III

STOCKHOLDERS’ MEETINGS

3.1           Meeting Locations. All meeting of the Stockholders shall be held at the registered office of the Corporation or at such other place or places either within or without the State of New Jersey as may from time-to-time be selected by the Board of Directors.

3.2           Annual Meetings.

(a)           The Annual Meeting of the Stockholders shall be held at such time and date as may be fixed each year by the Board of Directors, when the Stockholders shall elect a Board of Directors by a plurality vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors and transact such other business as may properly be brought before the meeting.

(b)           If the Annual Meeting for election of Directors is not held on the day designated therefore, the Directors shall cause the meeting to be held as soon thereafter as convenient.

3.3           Special Meetings.  Special Meetings of the Stockholders may be called by the Chairman, the President, the Board of Directors, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

3.4           Notice of Stockholders’ Meetings.

(a)           Written notice of the time, place and purpose or purposes of every meeting of Stockholders shall be given not less than thirty (30) nor more than sixty (60) days before the date of the meeting either personally, by mail, or by such other means permitted by the General Corporation Law of the State of Delaware as in effect from time to time or any successor statute thereto (the “DGCL”), to each Stockholder of record entitled to vote at the meeting, unless lesser or greater period of notice is required or allowed by statute in a particular case.

(b)           When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.  If after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to notice on the new record date.

3.5           Waiver of Notice.

(a)             Notice of a meeting need not be given to any Stockholder who signs a waiver of such notice, in person or by proxy, whether before or after the meeting.  The attendance of any Stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him.

(b)           Whenever Stockholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action by every Stockholder entitled to vote thereon as of the date of the taking of such action.

3.6           Fixing Record Date.

(a)           The Board of Directors may fix, in advance, a date as the record date for determining the Corporation’s Stockholders with regard to any corporate action or event and, in particular, for determining the Stockholders who are entitled to:

(i)	notice of or to vote at any meeting of Stockholders or any adjournment thereof;

(ii)	be given a written consent to any action without a meeting; or

(iii)	receive payment of any dividend or allotment of any given right.

(b)           In order that the Corporation may determine the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(c)           In order that the Corporation may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(d)           In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action.  If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(e)           When a determination of Stockholders of record for a Stockholders’ meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date under this section for the adjourned meeting.

3.7           Voting Lists.

(a)             The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of Stockholders entitled to vote at a Stockholders’ meeting or any adjournment thereof.  A list required by this section may consist of cards arranged alphabetically or any equipment which permits the visual display of such information, or be in any other form or arrangement permitted by the DGCL.  Such list shall be arranged alphabetically within each class, series or groups of Stockholders maintained by the Corporation for convenience of reference, with the address of and the number of shares held by each Stockholder; be produced or available by means of a visual display at the time and place of the meeting; be subject to the inspection of any Stockholder for reasonable periods during the whole time of the meeting; and be prima facie evidence as to who are the Stockholders entitled to examine such list or to vote at any meeting.

(b)           If the requirements of this section have not been complied with, the meeting, on the demand of any Stockholder in person or by proxy, shall be adjourned until the requirements are complied with.  Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting prior to the making of any such demand.

3.8           Quorum.

(a)           Unless otherwise provided in the Certificate of Incorporation or by statute, the holders of a majority of the shares of stock entitled to be voted, present in person or represented by proxy at a meeting, shall constitute a quorum for the transaction of business at a meeting. In the absence of a quorum the holders of record present or represented by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained.  At any such adjourned  session of the meeting at which there shall be present or  represented the holders of record of the  requisite  number of shares, any business may be transacted  that might have been  transacted at the meeting as originally called.

(b)           Whenever the holders of any class or series of share are entitled to vote separately on a specified item of business, the provisions of this section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

3.9           Voting.

(a)             Each holder of any share with voting rights shall be entitled to one (1) vote for each such share registered in his name, except as otherwise provided in the Certificate of Incorporation.  Whenever any action, other than the election of Directors, is to be taken by vote of the Stockholders, it shall be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at a meeting of Stockholders entitled to vote thereon, unless a greater plurality is required by statute or by the Certificate of Incorporation.

(b)           Every Stockholder entitled to vote at a meeting of Stockholders or to express consent without a meeting may authorize another person or persons to act for him by proxy.  Every proxy shall be executed in writing by the Stockholder or his agent, except that a proxy may be given by the Stockholder or his agent by telegram or cable or by means of electronic communication or electronic transmission which results in a writing.  No proxy shall be valid for more than eleven (11) months unless a longer time is expressly provided therein.  Unless it is irrevocable as provided in Section 212(e) of DGCL, a proxy shall be revocable at will.  The grant of a later proxy revokes any earlier proxy unless the earlier proxy is irrevocable.  A proxy shall not be revoked by the death or incapacity of the Stockholder but such proxy shall continue in force until revoked by the personal representative or guardian of the Stockholder.  The presence at any meeting of any Stockholder who has given a proxy shall not revoke such proxy unless the Stockholder shall file written notice of such revocation with the Secretary of the meeting prior to the voting of such proxy, or votes the shares subject to the proxy by written ballot.

3.10           Action by Consent.  Unless otherwise provided by the Certificate of Incorporation or the DGCL, any action by the Stockholders of the Corporation that can be effected at an annual or special meeting of Stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special Stockholders meeting at which all shares entitled to vote thereon were present and voted.

3.11           Election of Directors.

(a)           Except as otherwise provided in the Certificate of Incorporation, at each election of Directors every Stockholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, except as otherwise provided by the Certificate of Incorporation.

(b)           Elections of Directors need not be by ballot unless a Stockholder demands election by ballot at the election and before the voting begins.

3.12           Inspectors of Election.

(a)           The Board of Directors, in advance of any Stockholders’ meeting or of the tabulation of written consents of Stockholders without a meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof or to tabulate such consents and make a written report thereof.  If inspectors to act at any meeting of Stockholders are not so appointed or shall fail to qualify, the person presiding at a Stockholders’ meeting may and on the request of any Stockholder entitled to vote thereat shall make such appointment.

(b)           Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.  No person shall be elected a Director in an election for which he has served as an inspector.

3.13           Advance Notification Requirement.

(a)             At any meeting of Stockholders, only such director nominations, proposals or other business (“business”) shall be conducted or considered by the Stockholders as shall have been properly brought before such meeting.  To be properly brought before a meeting the business must be a proper subject for action by Stockholders and must be:  (a) specified in the notice of any meeting (or supplement thereto) given by or at the direction of the Board of Directors; (b) brought before a meeting by or at the direction of the Board of Directors; or (c) brought before a meeting by a Stockholder where the Stockholder has complied with the procedures set forth in this Section.

(b)           For business to be properly brought before a meeting by a Stockholder of the Corporation, the Stockholder must give the Secretary of the Corporation timely written notice of the business to be brought before a meeting.  To be timely, a Stockholder’s written notice must be delivered or mailed to and actually received at the Corporation’s principal headquarters no later than the close of business on the 90th calendar day prior to the date of the meeting.  A Stockholder’s written notice to the Secretary of the Corporation of the business to be brought before the meeting shall set forth (a) as to each person whom the Stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owners, if any, on whose behalf the proposal is made; and (c) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such Stockholder and such beneficial owner and (iii) a representation that the Stockholder is a holder of record of shares of the Corporation and intends to appear in person or by proxy at the meeting to propose such business.

(c)           Notwithstanding anything in the Corporation’s By-Laws to the contrary, no business shall be conducted at a Stockholder meeting except in accordance with the provisions and procedures set forth in this Section of the Corporation’s By-Laws.

(d)           The presiding officer of a meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting, and, in accordance with the provisions of this section of the Corporation’s By-Laws, the presiding officer of the meeting shall so declare to the meeting that any such business not properly before the meeting shall not be transacted.

ARTICLE IV

DIRECTORS

4.1           Number.  The business and affairs of this Corporation shall be managed by its Board of Directors, not less than five (5) nor more than ten (10) in number, as determined by the Board of Directors.  A Director shall be at least eighteen years of age and need not be a United States citizen or a resident of this State or a Stockholder in the Corporation.  Each Director shall be elected by the Stockholders at the Annual Meeting of the Corporation and shall be elected for the term of one (1) year and until his successor shall be elected and shall qualify.

4.2           Regular Meetings.  Regular meetings of the Board of Directors shall be held immediately following the Annual Meeting of Stockholders, and at such other times and places, as shall be determined by the Board of Directors.  After the election of the Directors, the newly-elected Board shall meet for the purpose of organization, election of officers of the Corporation and Chairman, and otherwise, and no notice of such meeting shall be necessary to the newly-elected Directors in order to constitute legally the meeting, provided a majority of the whole Board shall be present.

4.3           Quorum.

(a)            A majority of the entire Board or of any committee thereof shall constitute a quorum for the transaction of business and the act of the majority present at a meeting at which a quorum is present shall be the act of the Board of Directors or of the committee.

(b)           Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, prior or subsequent to such action, all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board of Directors or the committee.

(c)           Where appropriate communication facilities are reasonably available, any or all Directors shall have the right to participate in all or any part of a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other, unless otherwise provided in the Certificate of Incorporation.

4.4           Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman or the President on one day’s notice to each Director, either personally or by mail; special meetings may be called in like manner and on like notice on the written request of any two (2) Directors.

4.5           Waiver of Notice.  Notice of any meeting need not be given to any Director who signs a waiver of notice, whether before or after the meeting.  The attendance of any Director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him.  Neither the business to be transacted at nor the purposes of any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notice of any adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten (10) days in any one adjournment.

4.6           Powers of Directors.  The Board of Directors shall have the management of the business of the Corporation.  In addition to the powers and authorities by the By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute nor by these By-Laws directed or required to be exercised or done by the Stockholders.

4.7           Compensation of Directors.  The Board of Directors, by the affirmative vote of a majority of Directors in office and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation of Directors for services to the Corporation as Directors, officers or otherwise.

4.8           Executive Committee.  If deemed advisable, the Board of Directors, by resolution adopted by a majority of the entire Board, may appoint from among its members an executive committee and one or more other committees, each of which shall have one or more members.  Any such committee, to the extent provided in such resolution or resolutions or in these By-Laws and not inconsistent with Section 141 of the DGCL, shall have and may exercise all the powers and authority of the  Board, except that no such committee shall make, alter or repeal any By-Law of the Corporation; elect or appoint any Director, or remove any officer or Director; submit to Stockholders any action that requires Stockholders’ approval; or amend or repeal any resolution theretofore adopted by the Board of Directors which by its terms is amendable or repealable only by the Board of Directors.

Actions taken at a meeting of such committee shall be reported to the Board of Directors at its next meeting following such committee meeting except that, when the meeting of the Board of Directors is held within two (2) days after the committee meeting, such report, if not made at the first meeting, shall be made to the Board of Directors at its second meeting following such committee meeting.

4.9           Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Stockholders and of the Directors; shall be ex officio a member of the Executive Committee, and shall exercise such other powers and perform such other duties as the Board of Directors shall prescribe.

4.10           Audit Committee.  The Audit Committee shall be appointed from among those Directors who are not officers or employees of the Corporation.  Such Committee shall designate from among its members a chairman who shall preside over meetings of the Committee and perform such administrative functions as the Committee may deem necessary.  The Committee shall (a) recommend to the Board of Directors and to the Stockholders an accounting firm whose duty it shall be to audit the books and records of the Corporation; (b) review the audit report each year and make such recommendations as it may deem appropriate to carry out recommendations as may be made by the auditing accounting firm or such auditing and account steps as the Committee may deem necessary upon its own motion; (c) from time-to-time meet with and receive reports from the Corporation’s Controller and recommend to the Chairman, the President or the Board of Directors such action, as the Committee may deem appropriate.

4.11           Secretary.  The Secretary shall keep full minutes of all meetings of the Board of Directors, shall attend all sessions of the Board, shall act as clerk thereof and shall record all minutes and proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  Unless otherwise provided by the Chairman, he shall give or cause to be given notices of all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors.

4.12           Discharge of Duties.

(a)           In discharging their duties, Directors and members of any committee designated by the Board shall not be liable if, acting in good faith, they rely (i) upon the opinion of counsel for the Corporation, (ii) upon written reports setting forth financial data concerning the Corporation and prepared by an independent public accountant or certified public accountant or firm of such accountants, (iii) upon financial statements, books of account or reports of the Corporation represented to them to be correct by the President, the officer of the Corporation having charge of its book of account, or the person presiding at a meeting of the Board, or (iv) upon written reports of committees of the Board.

(b)           In discharging his duties to the Corporation and in determining what he reasonably believes to be in the best interest of the Corporation, a Director may, in addition to considering the effects of the action on the Corporation's shareholders, consider any of the following: (i) the effects of the action on the Corporation's employees, suppliers, creditors and customers; (ii) the effects of the action on the community or communities in which the Corporation operates; and, (iii) the long-term as well as the short-term interests of the Corporation and its shareholders, including the possibility that these interests may best be served by the continued independence of the Corporation. If, on the basis of the foregoing factors, the Board of Directors determines that any proposal or offer to acquire the Corporation is not in the best interest of the Corporation, it may reject such proposal or offer. If the Board of Directors determines to reject any such proposal or offer, the Board of Directors shall have no obligation to facilitate, remove any barriers to, or refrain from impeding the proposal or offer.

ARTICLE V

OFFICERS

5.1           Officers. The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, a Controller and, if desired, one or more Vice Presidents, and such other officers as may be required.  They shall be annually elected by the Board of Directors and shall hold office for one (1) year and until their successors are elected and have qualified, subject to earlier termination by removal by the Board or resignation.  The Board of Directors may also choose such employees and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and shall perform such duties as from time-to-time shall be prescribed by the Board of Directors.

Any two or more offices may be held by the same person but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

5.2           Salaries.  The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

5.3           Removal.  Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause.

5.4           President.  The President shall be the Chief Executive Officer of the Corporation; he shall have general and active management of the business of the Corporation, shall perform the duties of the Chairman of the Board in his absence and shall see that all orders and resolutions of the Board of Directors are carried into effect, subject, however, to the right of the Directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President, to any other officer or officers of the Corporation. He shall be ex officio a member of all committees other than the Audit Committee and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation.

5.5           Secretary.  The Secretary shall keep full minutes of all meetings of the Stockholders and shall give or cause to be given notices of all meetings of the Stockholders of the Corporation and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.

5.6           Treasurer.  The Treasurer shall be responsible for banking and borrowing arrangements of the Corporation and its relations with financial institutions, as well as investor relations.

5.7           Controller.  The Controller shall be responsible for keeping full and accurate accounts of the assets, liabilities, receipts and disbursements of the Corporation and reporting thereon and on the Corporation’s transactions and financial condition.

ARTICLE VI

VACANCIES

6.1           Directors.  Any directorship not filled at the Annual Meeting and any vacancy, however caused, including vacancies resulting from an increase in the number of Directors, occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors even though less than a quorum of the Board of Directors or by a sole remaining Director.  A Director so elected by the Board of Directors shall hold office until his successor shall have been elected and qualified.

6.2           Officers.  Any vacancy occurring among the officers, however caused, shall be filled by the Board of Directors.

6.3           Resignations.  Any Director or other officer may resign by written notice to the Corporation.  The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

ARTICLE VII

SHARE CERTIFICATES

7.1           Certificates.  The share certificates of the Corporation shall be numbered and registered in the transfer records of the Corporation as they are issued.  They shall bear the corporate seal, or a facsimile thereof, and shall be signed by the President or a Vice President and by the Secretary or Assistant Secretary.  If the certificates are signed by a Transfer Agent and a Registrar, the signatures of the officers of the Corporation may be facsimile.

7.2           Transfer Agents and Registrars. The Board of Directors shall have the power to appoint one or more Transfer Agents and Registrars for the transfer and registration of certificates of the shares of the Corporation and may require that share certificates be countersigned by one or more of such Transfer Agents and Registrars.

7.3           Transfers.  All transfers of the shares of the Corporation shall be made upon the books of the Corporation by the holders of the shares in person or by their legal representatives.  Share certificates shall be surrendered and cancelled at the time of transfer.

7.4           Loss of Certificates.  In the event that a share certificate shall be lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

ARTICLE VIII

BOOKS AND ACCOUNTS

8.1           Books and Records. The Corporation shall keep books and records of account and minutes of the proceedings of the Stockholders, Board of Directors and executive committees, if any.  Such books, records and minutes may be kept outside this State.  The Corporation shall keep at its principal office, its registered office or at the office of a transfer agent a record or records containing the names and addresses of all Stockholders, the number, class and series of shares held by each and the dates when they respectively became the owners of record thereof.  Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into readable form within a reasonable time, and the Corporation shall convert into readable form without charge any such records not in such form, upon the written request of any person entitled to inspect them.

8.2           Inspection.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to determine from time to time whether and, if allowed, under what conditions and regulations the accounts and books of the Corporation (other than the stock and transfer books), or any of them, shall be open to the inspection of the Stockholders, and the Stockholders’ rights in this respect are and shall be restricted and limited accordingly, subject to applicable law.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1           Monetary Disbursements.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

9.2           Fiscal Year.  The fiscal year of the Corporation shall begin on the first day of January of each year.

9.3           Dividends.  The Board of Directors may declare and pay dividends upon the outstanding shares of the Corporation from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Certificate of Incorporation.

9.4           Reserve.  Before payment of any dividend there may be set aside sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interests of the Corporation and the Directors may abolish any such reserve in the manner in which it was created.

9.5           Giving Notice.

(a)           Whenever written notice is required to be given to any person, it may be given to such person, either personally or by sending a copy thereof through the mail, or by any other means not prohibited by the DGCL.  If notice is given by mail, the notice shall be deemed to be given when deposited in the mail addressed to the person to whom it is directed at his last address as it appears on the records of the Corporation with postage prepaid thereon.  Such notice shall specify the place, day and hour of the meeting and, in the case of a Stockholders’ meeting, the general nature of the business to be transacted.

(b)           In computing the period of time for the giving of any notice required or permitted by statute or by the Certificate of Incorporation or by these By-Laws or by any resolution of Directors or Stockholders, the day on which the notice is given shall be excluded and the day on which the matter noticed is to occur shall be included.

9.6           Loans to Officers and Employees.  To the extent not prohibited by law or regulation, the Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of any subsidiary whenever it may reasonably be expected to benefit the Corporation.  The loan, guarantee or other assistance may be made with or without interest, and may be unsecured or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of the Corporation, and may be made upon such other terms and conditions as the Board of Directors may determine.

9.7           Disallowed Compensation.  Any payments made to an officer or employee of the Corporation such as salary, commission, bonus, interest, rent, travel or entertainment expense incurred by him which shall be disallowed as a deductible expense for tax purposes shall be reimbursed by such officer or employee to the Corporation to the full extent of the disallowance, provided, however, that partial disallowances through no fault of the employee, such as those provided by Section 274 of the Internal Revenue Code, at the discretion of the Chief Executive Officer need not be reimbursed. In lieu of payment by the officer or employee and subject to the determination of the Directors, proportionate amounts may be withheld from his or her future compensation payments until the amount owed to the Corporation has been fully recovered.

9.8           Electronic Transmission.  All acts and things permitted by the DGCL to be done by electronic transmission that are not prohibited from being done by these By-Laws, shall be permitted to be done by electronic transmission under these By-Laws.

ARTICLE X

INDEMNIFICATION

10.1           Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation, as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) and in the manner provided in the Certificate of Incorporation of the Corporation and as otherwise permitted by the DGCL.

10.2           Where required by law, the indemnification provided for herein shall be made only as authorized in the specific case upon the determination, in the manner provided by law, that indemnification of the director, officer, employee or agent of the Corporation is proper in the circumstances.  The Corporation, to the full extent permitted by law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.

10.3           To the extent that a current or former director, officer, employee or agent of the Corporation is successful on the merits or otherwise in defense of any action, suit or proceeding, the Corporation shall, to the fullest extent permitted by the DGCL, indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith.

10.4            The indemnification and advancement of expenses provided by the DGCL shall not be deemed to exclude any other rights to which those seeking indemnification or advancement of expenses hereunder may be entitled under any By-Law, agreement, vote of Stockholders or disinterested directors or otherwise.

10.5           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay such amount if it shall ultimately be determined that such person is not entitled to be so indemnified.

ARTICLE XI

AMENDMENTS

11.1           The Board of Directors shall have the power to make, alter and repeal these By-Laws but By-Laws made by the Board of Directors may be altered and repealed and new By-Laws may be made by the Stockholders.

VOTE BY INTERNET - www.proxyvote.com
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PORTION FOR YOUR RECORDS
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors Nominees
Nominees
01	AVRUM GRAY 02 GLEN M. KASSAN 03 WARREN G. LICHTENSTEIN 04 JAMES A. RISHER 05 MARK E. SCHWARZ

The Board of Directors recommends you vote FOR Proposal 2.		For	Against	Abstain			For	Against	Abstain

2.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.	☐	☐	☐	5.	Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2013.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on proposal 3 below:		1 year	2 years	3 years	Abstain
NOTE: DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.

3.	To approve an advisory resolution on the frequency at which the Company should include an advisory vote regarding the compensation of the Company s named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 4 and 5	For	Against	Abstain

4.
To approve changing the Company’s state of incorporation from New Jersey to Delaware though a migratory merger with SL Industries, Inc., a Delaware corporation and wholly owned subsidiary of the Company, as provided by the Agreement and Plan of Merger between the Company and SL Industries, Inc., a Delaware corporation.
	☐	☐	☐

 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign, If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SL INDUSTRIES, INC. Proxy --Annual Meeting of Shareholders May 9, 2013

The undersigned, a shareholder of SL Industries, Inc., a New Jersey corporation (the “Company”), does hereby appoint Glen M. Kassan and William T. Fejes (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Shareholders of the Company to be held at the offices of Olshan Frome Wolosky LLP, 65 East 55th Street, New York, New York 10022, on May 9, 2013 at 1:00 P.M., Eastern Time, or at any adjournment or postponements thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 3, 2013, and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL 1, “FOR” APPROVAL OF PROPOSALS 2, 4 AND 5, AND TO CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY 1 YEAR AS SET FORTH IN PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
Continued and to be signed on reverse side